UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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The Kraft Heinz Company
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LET'S MAKE LIFE Delicious

KraftHeinz

2021 PROXY STATEMENT

AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice of 2021 Annual Meeting of Stockholders

When
Thursday, May 6, 2021 11:00 a.m. Eastern Time
Where
Live webcast at www.virtualshareholdermeeting.com/KHC2021
Record Date

Stockholders of record as of the close of business on March 8, 2021 are entitled to receive notice of, and to attend and vote at, the 2021 Annual Meeting of Stockholders of The Kraft Heinz Company (the “Annual Meeting”).

How to Access the Meeting

To access the live webcast Annual Meeting, visit
www.virtualshareholdermeeting.com/KHC2021.
To participate in the Annual Meeting, vote your shares electronically, and submit questions, you will need:
•
registered holder: the 16-digit control number included on your Notice or proxy card

•
beneficial holder whose Notice or voting instruction form indicates that you may vote your shares at www.proxyvote.com: the 16-digit control number indicated on your Notice or instruction form

•
other beneficial holder: contact your bank, broker, or other nominee (ideally no less than five days before the Annual Meeting) to obtain a legal proxy

For additional information, see Question 17 on page 75.

Date of Distribution

We mailed our Notice of Internet Availability of our proxy materials as well as our Proxy Statement, our Annual Report to Stockholders for the year ended December 26, 2020 (the “2020 Annual Report”), as applicable, and the proxy card on or about March 26, 2021.

Items of Business
1 To elect 11 director nominees named in the Proxy Statement to one-year terms expiring in 2022
2 To approve The Kraft Heinz Company’s executive compensation
3 To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for 2021
4 To transact any other business properly presented at the Annual Meeting
How to Vote

Your vote is important. Even if you plan to attend the live webcast of the Annual Meeting, we encourage you to vote as soon as possible using one of the following methods. Make sure to have your Notice of Internet Availability of Proxy Materials (“Notice”), proxy card, or voting instruction form available, and follow the instructions.

By Internet	By Telephone	By Mail
Visit the website listed on your proxy card, Notice, or voting instruction form.	Call the telephone number listed on your proxy card, Notice, or voting instruction form.	Complete, sign, date, and return your proxy card in the envelope enclosed with the physical copies of your proxy materials.
For additional information, see Question 4 on page 71.
By Order of the Board of Directors, Rashida La Lande Senior Vice President, Global General Counsel, and Head of ESG and Government Affairs; Corporate Secretary Chicago, Illinois March 26, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 6, 2021	The Kraft Heinz Company’s Proxy Statement and 2020 Annual Report are available at ir.kraftheinzcompany.com/proxy

1	Proxy Statement Summary
1	About The Kraft Heinz Company
3	2020 Performance Highlights
4	2021 Annual Meeting
5	Board of Directors
7	Corporate Governance Strengths
7	Executive Compensation Highlights
9	Auditors
10	Proposal 1 – Election of Directors
10	Director Qualifications
12	Director Nominees
16	Corporate Governance and Board Matters
16	Corporate Governance Guidelines
16	Codes of Conduct
17	Corporate Governance Materials Available on Our Website
18	Key Corporate Governance Practices
19	Board Leadership Structure
20	Annual Board and Committee Evaluations
20	Independence
20	Director Service on Other Public Company Boards
21	Related Person Transactions
22	Anti-Hedging and Anti-Pledging Policies
23	Oversight of Risk Management
24	Responding in Times of Crisis
25	Environmental Social Governance
28	Investor Engagement
30	Communications with the Board
31	Board Committees and Membership
31	Meeting Attendance
31	Committee Structure and Membership
32	Audit Committee
33	Compensation Committee
35	Governance Committee
36	Operations and Strategy Committee
37	Director Compensation
37	Director Compensation Program
37	Stock Ownership Guidelines
38	2020 Director Compensation Table
39	Beneficial Ownership of Kraft Heinz Stock
39	Directors and Officers
40	Principal Stockholders
40	Delinquent Section 16(a) Reports
41	Proposal 2 – Advisory Vote to Approve Executive Compensation
42	Compensation Discussion and Analysis
42	Compensation Discussion and Analysis Contents
42	2020 Highlights
44	Compensation Structure and Goals
46	Key Compensation Changes For 2021
46	CEO Compensation
47	Elements of Executive Officer Compensation Program
55	Benefits and Perquisites
55	Stock Ownership Guidelines
56	Clawback, Anti-Hedging, and Anti-Pledging Policies
56	Impact of Tax and Accounting Policies
57	Compensation Committee Report
58	Executive Compensation Tables
58	Summary Compensation Table
59	Grants of Plan-Based Awards
60	Outstanding Equity Awards at Fiscal Year End
62	Option Exercises and Stock Vested
62	Pension Benefits
62	Nonqualified Deferred Compensation
63	Potential Payments Upon Termination or Change in Control
65	Pay Ratio Disclosure
65	Methodology
66	Proposal 3 – Ratification of the Selection of Independent Auditors
67	Selection of Independent Auditors
67	Independent Auditors’ Fees and Services
67	Pre-Approval Policy
68	Audit Committee Report for the Fiscal Year Ended December 26, 2020
70	Other Information
70	Information Regarding the Annual Meeting
77	Stockholder Proposals
78	Other Matters

Proxy Statement Summary

This summary highlights information contained elsewhere in this Proxy Statement. This is not a complete description, and you should read the entire Proxy Statement carefully before voting.
About The Kraft Heinz Company
At The Kraft Heinz Company (“Kraft Heinz,” “we,” “our,” “us,” or the “Company”), we are committed to growing our iconic and emerging food and beverage brands on a global scale, inspired by our Purpose, Let’s Make Life Delicious.
Our People
We are driven by our Vision, To sustainably grow by delighting more consumers globally. We recognize that a strong company culture is vital to our success and to fulfilling our Vision. Our Values are We are consumer obsessed, We dare to do better every day, We champion great people, We demand diversity, We do the right thing, and We own it, and they are the foundation upon which our culture is built. They represent the expectations we have for ourselves and the environment we aspire to create for our Company.
We invest in attracting, developing, and retaining diverse, world-class talent and creating an engaging and inclusive culture that embodies our Purpose, Vision, and Values. In 2020:

We had approximately 38,000 employees globally, as of December 26, 2020	We were named to Forbes’ World’s Best Employers 2020 list We achieved a perfect score on the Corporate Equality Index, which rates corporate policies and practices for LGBTQ inclusion
We have committed to posting our consolidated EEO-1 report on our website within 120 days of our submission in 2021 and within 60 days of submission in future years.
The Kraft Heinz Company 2021 Proxy Statement | 1

Proxy Statement Summary

Our Consumer-Driven Product Platform Strategy
We leverage our scale and agility to unleash the full power of Kraft Heinz across a portfolio of six consumer-driven product platforms to drive growth.
Our Commitment to Sustainable Growth
As global citizens, we are dedicated to making a sustainable, ethical impact while helping feed the world in healthy, responsible ways. In support of our Vision, To sustainably grow by delighting more consumers globally, we are committed to responsible, sustainable practices extending to each facet of our business. Our Environmental Social Governance (“ESG”) strategy prioritizes the issues that matter most to our business, our stockholders, and other stakeholders, through three key pillars:
Environmental Stewardship	Responsible Sourcing	Healthy Living and Community Support

Reduce our operational environmental footprint through water conservation, energy use, and waste reduction across our manufacturing facilities

Incorporate sustainable packaging into our products—we aim to make 100% recyclable, reusable, or compostable packaging by 2025

Expand our solar footprint globally, including procuring a majority of electricity for our operations from renewable sources by 2025

Promote responsible sourcing with a focus on areas such as human rights, deforestation, animal welfare, and sustainable agriculture

Purchase 100% cage-free eggs globally by 2025, building on our achievement of 100% free-range eggs purchased in Europe by 2020

Procure 100% sustainable and traceable palm oil to the mill by 2022, building on our achievement of 100% certified sustainable palm oil sourced from direct suppliers

Identify and meet nutrient targets, with a focus on limiting sugar, sodium, artificial flavors, colors, preservatives, saturated fat, and calories while offering alternative ingredient choices

Expand global nutrition guidelines focused on improving health and wellness attributes

Further our philanthropic mission to fight global hunger, including through the Kraft Heinz Micronutrient Campaign and our commitment to provide 1.5 billion meals to those in need by 2025

2 | ir.kraftheinzcompany.com

Proxy Statement Summary

SUPPORT OUR SUSTAINABILITY EFFORTS
— CHOOSE ELECTRONIC DELIVERY
We encourage our stockholders to elect to receive future proxy materials electronically by e-mail to support our sustainability efforts. To enroll, use one of the methods at right, and make sure to have your Notice, proxy card, or voting instruction form available.
Registered Holders
By Internet	www.proxyvote.com
By Phone	1-800-579-1639
By Email	sendmaterial@proxyvote.com Send a blank e-mail with your control number in the subject line.
Beneficial Holders
Contact your bank, broker, or other nominee.
2020 Performance Highlights

*
Non-GAAP financial measure. These measures are not substitutes for their comparable financial measures prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and should be viewed in addition to, and not as an alternative for, GAAP results.

For a more detailed discussion of our financial performance, including reconciliations of our non-GAAP measures to the comparable GAAP measures, see pages 41-43 of our Annual Report on Form 10-K for the year ended December 26, 2020 (the “2020 Annual Report”).
The Kraft Heinz Company 2021 Proxy Statement | 3

Proxy Statement Summary

2021 Annual Meeting
When	Voting
11:00 a.m. Eastern Time on Thursday, May 6, 2021	Stockholders as of the Record Date are entitled to one vote per share on each matter to be voted upon at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”)
Where	Access
Live webcast at www.virtualshareholdermeeting.com/KHC2021
To access the live webcast Annual Meeting, visit
www.virtualshareholdermeeting.com/KHC2021. To participate in the Annual Meeting, vote your shares electronically, and submit questions, you will need the control number included on your Notice of Internet Availability of Proxy Materials (“Notice”), proxy card, or the instructions that accompanied your proxy materials, or otherwise provided by your bank, broker, or other nominee. For additional information, see Question 17 on page 75.

Record Date
March 8, 2021 (the “Record Date”)
Voting Matters and Vote Recommendations
Proposal		Board Recommendation	More Information
1	Election of Directors	FOR all nominees	Page 10
2	Advisory Vote to Approve Executive Compensation	FOR	Page 41
3	Ratification of the Selection of PricewaterhouseCoopers LLP as Our Independent Auditors for 2021	FOR	Page 66
How to Vote
Internet	Telephone	Mail
Visit the website listed on your proxy card, Notice, or voting instruction form.	Call the telephone number listed on your proxy card, Notice, or voting instruction form.	Complete, sign, date, and return your proxy card in the envelope enclosed with the physical copy of your proxy materials.
For additional information, see Question 4 on page 71.
4 | ir.kraftheinzcompany.com

Proxy Statement Summary

Board of Directors
You are being asked to vote on the following 11 nominees for director. The Board believes that the 2021 nominees possess the appropriate mix of skills, qualifications, and expertise to effectively guide, oversee, and challenge management in the execution of our strategy. Collectively, the nominees represent diverse views, experiences, and backgrounds. The following tables provide summary information regarding our director nominees. For more detailed information, see Proposal 1 – Election of Directors beginning on page 10.
Name and Current Position	Age	Director Since	Other Current Public Company Boards	Independent	Kraft Heinz Committee Membership
					Audit	Compensation	Governance	Ops & Strategy
Alexandre Behring Chairman Founding Partner, Managing Partner, and Board Member, 3G Capital	54	2015	1
John T. Cahill Vice Chairman Former Chairman and Chief Executive Officer, Kraft Foods Group, Inc.	63	2015	2
John C. Pope Lead Director Chairman, PFI Group, LLC	71	2015	3
Gregory E. Abel Vice Chairman, Non-Insurance Business Operations and Director, Berkshire Hathaway Inc.	58	2015	1
João M. Castro-Neves Partner, 3G Capital	53	2019	1
Lori Dickerson Fouché Former Senior Executive Vice President and Chief Executive Officer of TIAA Financial Solutions, TIAA	51	Nominee	None
Timothy Kenesey President and Chief Executive Officer, MedPro Group, Inc.	53	2020	None
Elio Leoni Sceti Co-Founder, Chief Crafter, and Chairman, The Craftory	55	2020	2
Susan Mulder Chief Executive Officer, Nic & Zoe Co.	50	2020	1
Miguel Patricio Chief Executive Officer, Kraft Heinz	54	Nominee	None
Alexandre Van Damme Former Executive Officer, Anheuser-Busch InBev	59	2018	1
 Committee Chair  Committee Member If elected, the Board expects to appoint the director to such Committee.
The Kraft Heinz Company 2021 Proxy Statement | 5

Proxy Statement Summary

Diverse Representation and Balanced Age and Tenure
Broad Range of Skills, Expertise, and Experience
For more information, including a skills matrix for our director nominees, see Proposal 1 – Election of Directors—Director Qualifications beginning on page 10.
6 | ir.kraftheinzcompany.com

Proxy Statement Summary

Corporate Governance Strengths
Independence
9 of 11 independent director nominees

Independent Board Chairman

Independent Lead Director

Regular executive sessions of independent directors

Three fully independent Board committees: Audit, Compensation, and Nominating and Corporate Governance

Accountability
Annual election of directors

Simple majority voting standard in uncontested elections

One class of voting stock

Special meetings of the Board can be called by the Chief Executive Officer, Chairman, Vice Chairman, majority of directors, or Chair of any Committee with the support of at least two other directors

Evaluation and Effectiveness	Annual Board and Committee self-evaluations
Refreshment and Diversity
36% of director nominees identify as racially or ethnically diverse and 18% identify as gender diverse

Average age of director nominees is 56 years

Balance of new and experienced directors, with 3 new directors added in 2020, 2 new director nominees for election at the Annual Meeting, and average tenure of 2.7 years for director nominees

Engagement	Our current directors attended an average of 99% of Board and Committee meetings in 2020 Overboarding policy helps ensure Board members can devote sufficient time to Kraft Heinz
Alignment with Stockholder Interests	Executive officer and independent director stock ownership requirements Double-trigger cash severance Proactive year-round engagement with stockholders No poison pill
Compensation Policies	Clawback policy Anti-hedging policy
Stockholder Rights	Annual say-on-pay advisory votes Call a special meeting at a 20% threshold Act by written consent
Executive Compensation Highlights
We ask our stockholders annually to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers (“NEOs”). Our Board of Directors (“Board”), primarily through the Compensation Committee, defines and oversees our executive compensation program, which is based on a pay-for-performance philosophy and designed to accomplish the following goals:
As described in further detail in the CD&A below, consistent with these goals, our compensation program has been designed with a view toward linking a significant portion of each NEO’s compensation to his or her individual performance and Kraft Heinz’s performance over both short- and long-term periods. Please read Compensation Discussion and Analysis beginning on page 42 and the related Executive Compensation Tables beginning on page 58 for additional details about our executive compensation program, including information about our NEOs’ compensation for our 2020 fiscal year.
The Kraft Heinz Company 2021 Proxy Statement | 7

Proxy Statement Summary

2020 Target Compensation Mix
(1)
Equity award values for Mr. Patricio reflect the pro-rata 2020 value of his sign-on new hire awards granted in August 2019 and annualized over the vesting period of each award (three or four years).

(2)
Equity award values for Mr. Abrams-Rivera reflect the pro-rata 2020 value of his sign-on new hire awards granted in March 2020 and annualized over four years.

Compensation Program Best Practices
What We Do	What We Do NOT Do

Link what we pay our NEOs to our short- and long-term performance

Base pay increases on merit

Maintain stock ownership requirements to align executives’ interests with those of stockholders
Maintain a clawback policy covering both cash and equity

Use double-trigger change in control provisions

Compensation Committee comprised of 100% independent directors
Engage an outside consultant for risk assessment of our executive and broad-based annual compensation programs

Proactively engage with stockholders year-round regarding executive compensation

No excessive risk taking that would threaten the reputation or sustainability of Kraft Heinz

No excise tax gross-ups

No guaranteed salary increases or bonuses
No single-trigger change in control provisions
No short-selling Kraft Heinz securities, transacting in puts, calls, or other derivatives on Kraft Heinz securities or hedging transactions on Kraft Heinz securities without prior approval from the Corporate Secretary
No holding Kraft Heinz securities in a margin account or pledging Kraft Heinz securities as collateral for a loan without advance written notice to the Corporate Secretary

For more detailed information, see Compensation Discussion and Analysis beginning on page 42.
8 | ir.kraftheinzcompany.com

Proxy Statement Summary

Recent Compensation Program Changes in Response to Stockholder Feedback
The Compensation Committee continually evaluates our executive compensation programs and structure to enable us to attract, retain, and incentivize our NEOs and align compensation with individual and Company performance, consistent with our strategy and culture of meritocracy. In 2020, we refined our compensation programs, to be effective in 2021.
Key Theme of Stockholder Feedback	→ Action Taken
Equity Mix Increased representation of performance shares
•
Increased percentage of Performance Share Units (“PSUs”) for annual and merit/retention awards

o
Annual Awards
Changed from 100% Restricted Stock Units (“RSUs”) to 40% PSUs, 40% RSUs, and 20% stock options

o
Merit/Retention Awards
Changed from 50% PSUs and 50% RSUs to 60% PSUs and 40% RSUs

Vesting Three-year vesting period
•
Lengthened vesting periods for all equity awards

o
Annual Awards
Changed from 50% vesting on second anniversary and 50% on third anniversary to 100% on third anniversary

o
Merit/Retention Awards
Changed from 50% vesting on second anniversary, 25% on third anniversary, and 25% on fourth anniversary to 75% on third anniversary and 25% on fourth anniversary

PSU Metrics Use/inclusion of relative total stockholder return (“TSR”)
•
Added TSR element for annual and merit/retention awards

o
Annual Awards
PSUs added in the annual award mix, with three-year relative TSR

o
Merit/Retention Awards
Changed performance metric to three-year relative TSR

PSU Performance Period Three-year performance period
•
Added three-year performance period for annual and merit/retention awards

o
Annual Awards
PSUs added in the annual award mix, with three-year performance period

o
Merit/Retention Awards
Changed from two-year to three-year performance period

Auditors
PricewaterhouseCoopers LLP (“PwC”) has served as our independent auditors since 2015 and served as independent auditors to Heinz and its predecessors prior to the Kraft Heinz Merger since 1979. We are asking our stockholders to ratify the selection of PwC as our independent auditors for the fiscal year ending December 25, 2021. For additional information, see Proposal 3 – Ratification of the Selection of Independent Auditors beginning on page 66.
The Kraft Heinz Company 2021 Proxy Statement | 9

Proposal 1 – Election of Directors

At the recommendation of the Nominating and Corporate Governance Committee (the “Governance Committee”), the Board has nominated the following 11 directors for election at the Annual Meeting. If elected, the directors will serve for a one-year term expiring at the 2022 Annual Meeting of Stockholders or until their successors have been duly elected and qualified or until their earlier death, resignation, disqualification, or removal. Nine of the director nominees are current directors, elected by Kraft Heinz stockholders at our 2020 Annual Meeting of Stockholders. The Board is also nominating two new director nominees for election at the Annual Meeting: Lori Dickerson Fouché and Miguel Patricio, our Chief Executive Officer. Jorge Paulo Lemann and George Zoghbi are not standing for re-election at the Annual Meeting, and as a result, will step down from the Board effective upon the election of directors at the Annual Meeting.
Each of the director nominees included in this Proxy Statement has consented to being named as a nominee and has accepted the nomination and agreed to serve as a director if elected by our stockholders. The Board believes that each nominee will be able and willing to serve if elected as a director. However, if any nominee becomes unable or unwilling to serve between the date of this Proxy Statement and the Annual Meeting, the Board may designate a new nominee, and the persons named as proxy holders may vote for the substitute nominee. Alternatively, the Board may reduce the size of the Board.
Director Qualifications
The Governance Committee works with the Board to determine the appropriate mix of characteristics, skills, and experience for the Board as a whole and for individual directors, including to help meet specific Board needs. The Governance Committee takes into account many factors with the objective of recruiting and recommending a slate of directors that can best perpetuate Kraft Heinz’s success and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. These factors include:
Factors	Considerations
Skills, Expertise, and Experience
•
The Governance Committee seeks director nominees with a mix of professional expertise and educational backgrounds to establish and maintain a Board that is strong in its collective knowledge. The Governance Committee considers nominees’ general understanding of the varied disciplines relevant to the success of a large, publicly traded company in today’s business environment, including:

	o manufacturing o marketing	o technology o finance	o accounting o understanding of Kraft Heinz’s businesses and markets
Diversity
•
Although the Board does not have a specific diversity policy, the Governance Committee believes that diversity offers a significant benefit to the Board and Kraft Heinz, as varying viewpoints contribute to a more informed and effective decision-making process. The Governance Committee actively seeks to achieve a diversity of occupational and personal backgrounds on the Board, including diversity with respect to gender, race, ethnic and national background, geography, age, and sexual orientation, and evaluates each individual nominee and director in the context of the Board as a whole.

•
This year, 36% of our director nominees identify as racially or ethnically diverse, 18% identify as gender diverse, and the average age of our director nominees is 56 years.

Commitment
•
The Governance Committee considers a director nominee’s ability to devote sufficient time and effort to fulfill his or her Board responsibilities, taking into account the individual’s other commitments.

•
In addition, in determining whether to recommend a director for re-election, the Governance Committee considers the director’s attendance at Board and Committee meetings and participation in, and contributions to, Board and Committee activities.

•
Our 2021 director nominees currently sit on an average of approximately 1.09 other public company boards. And, our current directors attended an average of 99% of Board and Committee meetings in 2020.

Independence
•
The Board considers whether a nominee meets various independence requirements applicable to our directors, including whether a nominee’s service on boards and committees of other organizations is consistent with our conflicts of interest policy. Nine of our 11 director nominees are independent.

10 | ir.kraftheinzcompany.com

Proposal 1 – Election of Directors

Factors	Considerations
Tenure and Refreshment
•
The Board considers the mix of experience on the Board to balance leadership continuity and a sound understanding of our business and strategy with new perspectives that challenge us and push our continual growth.

•
We have added six new directors to our Board since 2018, including three in 2020, and the Board has nominated two new directors for election at the Annual Meeting.

•
The average tenure of our director nominees is 2.7 years.

The Board has carefully considered whether the slate of director nominees, individually and as a whole, fulfills these objectives for Board composition. All the director nominees satisfy the criteria set forth in our Corporate Governance Guidelines. The director nominees collectively have the key skills, expertise, and experience set forth in the matrix below.
Additionally, the director nominee biographies that follow summarize the key experience and expertise each director nominee brings to the Kraft Heinz Board. The Board believes the director nominees are highly qualified and collectively have a mix of skills and qualifications to provide leadership, counsel, and oversight to the Company and management to advance our strategy and growth and deliver long-term value to our stockholders.
	Skills and Experience

Director Nominees	Audit	CPG	Disruptive / Digital	Financial	International	Legal / Regulatory	Marketing / Sales	Operations	Public Company Leadership	Strategic / M&A
Alexandre Behring Chairman
John T. Cahill Vice Chairman
John C. Pope Lead Director
Gregory E. Abel
João M. Castro-Neves
Lori Dickerson Fouché
Timothy Kenesey
Elio Leoni Sceti
Susan Mulder
Miguel Patricio
Alexandre Van Damme
Number of Directors	7	8	3	9	8	4	5	9	7	11
% of Board	64%	73%	27%	82%	73%	36%	46%	82%	64%	100%
For additional information regarding certain voting arrangements with respect to certain director nominees affiliated with Berkshire Hathaway Inc. (“Berkshire Hathaway”) and 3G Global Food Holdings, LP (“3G Global Food Holdings” and, together with its affiliates, “3G Capital”), see below under Corporate Governance and Board Matters—Related Person Transactions—Shareholders’ Agreement beginning on page 21.
The Kraft Heinz Company 2021 Proxy Statement | 11

Proposal 1 – Election of Directors

Director Nominees
ALEXANDRE BEHRING Chairman
Mr. Behring’s extensive leadership experience in developing and operating both public and private companies brings an important perspective and ability to lead and motivate. His particular qualifications and operational, financial, logistics, and strategic skills strengthen the Board’s collective knowledge and capabilities.
Experience
Mr. Behring has served on our Board as Chairman since July 2015 and previously served as Chairman of the Heinz board from June 2013 to July 2015. He is a Founding Partner and has been Managing Partner and a board member of 3G Capital, a global investment firm, since 2004. Mr. Behring also has served as the Chairman of the board of Restaurant Brands International Inc. (“RBI”), the parent company of Burger King, Popeyes, and Tim Hortons, quick service restaurant companies, since December 2014. Previously, he served on the Board of Directors of Burger King Worldwide, Inc. and its predecessor as Chairman from October 2010 until December 2014. Mr. Behring also served as a director of Anheuser-Busch InBev SA/NV (“AB InBev”), a multinational drink and brewing holdings company, from April 2014 to April 2019. Previously, Mr. Behring spent 10 years at GP Investments, including eight years as a partner and member of the firm’s Investment Committee. He served for seven years, from 1998 through 2004, as Chief Executive Officer of America Latina Logistica (“ALL”), one of Latin America’s largest railroad and logistics companies. He served as a director of ALL until December 2011. From July 2008 to May 2011, Mr. Behring served as a director of CSX Corporation, a U.S. rail-based transportation company.

Independent Age 54 Director since 2015 Committees Compensation Governance (Chair) Operations and Strategy Other Current Public Company Boards 1
JOHN T. CAHILL Vice-Chairman
Mr. Cahill has extensive experience in the food and beverage industry, having served as Chairman and Chief Executive Officer of Kraft and in various key roles at other food and beverage companies. He brings global leadership, operating, marketing and product development experience, as well as insight into corporate governance, accounting, and financial subjects.
Experience
Mr. Cahill has served on our Board as Vice Chairman since July 2015, prior to which he served as Chairman and Chief Executive Officer of Kraft since December 2014. He previously served as Kraft’s non-executive Chairman from March 2014 to December 2014. Prior to that, Mr. Cahill served as Kraft’s Executive Chairman since October 2012. Mr. Cahill joined Mondelēz International, Inc. (“Mondelēz International”), a food and beverage company and Kraft’s former parent, in January 2012 as the Executive Chairman Designate, North American Grocery, and served in that capacity until the spin-off of Kraft from Mondelēz International in October 2012. Prior to that, he served as an Industrial Partner at Ripplewood Holdings LLC, a private equity firm, from 2008 to 2011. Mr. Cahill spent nine years with The Pepsi Bottling Group, Inc., a beverage manufacturing company, most recently as Chairman and Chief Executive Officer from 2003 to 2006 and Executive Chairman until 2007. Mr. Cahill previously spent nine years with PepsiCo, Inc., a food and beverage company, in a variety of leadership positions. He currently serves as lead independent director of American Airlines Group and is also a director at Colgate-Palmolive Company and a former director of Kraft and Legg Mason, Inc.

Age 63 Director since 2015 Committees Operations and Strategy (Chair) Other Current Public Company Boards 2
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Proposal 1 – Election of Directors

JOHN C. POPE Lead Director
Mr. Pope has served as Chairman of a financial management firm and in several key leadership roles at global companies, including as Chief Financial Officer. Combined with his experience as an audit committee member of several public companies, Mr. Pope brings accounting and financial expertise, as well as leadership, operating, marketing, and international experience.
Experience
Mr. Pope has served on our Board since July 2015 and as Lead Director since January 2021. He previously served on the Kraft Board of Directors from August 2012 to July 2015. He has served as Chairman of PFI Group, LLC, a financial management firm, since 1994. Mr. Pope also has served as Chairman of the board of R. R. Donnelley & Sons Company, a marketing and business communication company, since May 2014, and from November 2004 to December 2011, he served as Chairman of the board of Waste Management, Inc., a provider of comprehensive waste management services. Mr. Pope also served as Chairman of the board of MotivePower Industries, Inc., a manufacturer and remanufacturer of locomotives and locomotive components, from December 1995 to November 1999. Prior to joining MotivePower Industries, Inc., Mr. Pope also served in various capacities at United Airlines, a U.S.-based airline, and its parent, UAL Corporation, including as Director, Vice Chairman, President, Chief Operating Officer, Chief Financial Officer, and Executive Vice President, Marketing and Finance. Mr. Pope is currently Chairman of the board of R. R. Donnelley & Sons Company and a director of Talgo S.A., a railcar manufacturer, and Waste Management, Inc. Mr. Pope was formerly a director of Con-way, Inc., Dollar Thrifty Automotive Group, Inc., Kraft, Mondelēz International, and Navistar International Corporation.

Independent Age 71 Director since 2015 Committees Audit (Chair) Compensation Governance Other Current Public Company Boards 3
GREGORY E. ABEL
Mr. Abel has experience as chief executive officer and director of multiple energy companies. Due to his service as a director in a highly regulated industry and his management experience, he provides the Board with strong regulatory and operational skills, including international experience.
Experience
Mr. Abel has served on our Board since July 2015 and previously served on the Heinz board from June 2013 to July 2015. Since January 2018, he has served as Vice Chairman, Non-Insurance Operations and Director of Berkshire Hathaway Inc., a diversified holding company. Mr. Abel is Chairman of the board of Berkshire Hathaway Energy Company. He previously served as Chief Executive Officer and President since 2008 and 1998, respectively. Berkshire Hathaway Energy Company is a diversified global holding company that owns subsidiaries principally engaged in energy businesses in the United States, Canada, Great Britain, and the Philippines. Mr. Abel serves as Director and Vice Chairman of Associated Electric & Gas Insurance Services, Inc., a managing general agent for a mutual insurance company, and as a director for AEGIS London, which operated AEGIS’ Syndicate 1225 at Lloyd’s of London.

Independent Age 58 Director since 2015 Committees Operations and Strategy Other Current Public Company Boards 1
JOÃO M. CASTRO−NEVES
The Board elected Mr. Castro-Neves because of his extensive experience in the consumer goods industry in his various positions with AB InBev as well as his public company directorship experience at RBI. In addition, when electing him, the Board considered his knowledge of strategy, finance, operations, mergers and acquisitions, and business development.
Experience
Mr. Castro-Neves has served on our Board since June 2019. He has been a partner with 3G Capital since July 2018. Previously, Mr. Castro-Neves served as Chief Executive Officer of Anheuser-Busch, the North American unit of AB InBev, and Zone President, North America of AB InBev from January 2015 until December 2017. Mr. Castro-Neves joined Companhia de Bebidas das Americas S.A. (“Ambev”), a predecessor of AB InBev, in 1996 and served in positions of increasing responsibility, including Chief Financial Officer from January 2005 until December 2006 and Chief Executive Officer from January 2009 until December 2014. He also served as Chief Executive Officer of Quilmes Industrial S.A., a subsidiary of Ambev based in Argentina, from January 2007 until December 2008. Mr. Castro-Neves is also a director of RBI.

Independent Age 53 Director since 2019 Committees Compensation (Chair) Governance Operations and Strategy Other Current Public Company Boards 1
The Kraft Heinz Company 2021 Proxy Statement | 13

Proposal 1 – Election of Directors

LORI DICKERSON FOUCHÉ
Ms. Fouché has more than 25 years of experience in the financial services industry, including multiple executive roles. The Board believes she brings seasoned financial expertise as well as valuable leadership, operating, and marketing experience.
Experience
Ms. Fouché served as Senior Executive Vice President and Advisor to the Chief Executive Officer for TIAA, a financial services firm, from June 2020 to December 2020. Prior to that role, she served at TIAA as Senior Executive Vice President and Chief Executive Officer of TIAA Financial Solutions from August 2018 to June 2020. From 2013 to August 2018, Ms. Fouché held various roles at Prudential Financial, Inc. (“Prudential”), a financial services firm, including most recently as Group Head of Individual Solutions, responsible for Annuities, Individual Life Insurance, and Prudential Advisors from July 2017 to August 2018, President of Prudential Annuities from February 2015 to July 2017, and Chief Executive Officer of Prudential Group Insurance from February 2014 to February 2015. Prior to her roles at Prudential, she was President and Chief Executive Officer of Fireman’s Fund Insurance Company (“Fireman’s Fund”), held various other senior roles with Fireman’s Fund and Chubb & Son, Inc. (now Chubb Ltd.), an insurance company, and was a principal at The Parthenon Group LLC (now EY-Parthenon), a strategy consulting firm.

Independent Age 51 New director nominee Committees Audit* * If elected, the Board expects to appoint Ms. Fouché to the Committee. Other Current Public Company Boards None
TIMOTHY KENESEY
Mr. Kenesey has experience as a chief executive officer and a director of multiple companies. He brings important insights into creating long-term profitable growth, operational excellence, mergers and acquisitions, and risk management. As a former attorney and CPA, he also brings legal, regulatory, and financial reporting insights to our Board.
Experience
Mr. Kenesey has served on our Board since January 2020. He is President and Chief Executive Officer of Berkshire Hathaway’s MedPro Group, the nation’s largest healthcare liability insurance company, where he has served since 2001. Mr. Kenesey has also served as the Chairman of Fechheimer Brothers, a Berkshire Hathaway public safety uniform and apparel company, since 2007, and the chairman of other smaller Berkshire Hathaway insurance subsidiaries. Mr. Kenesey previously held leadership roles at General Electric Company, including Senior Vice President at GE Insurance during 2000 and Manager Global Business Development at GE Healthcare from 1998 to 1999. Prior to that, Mr. Kenesey was a Mergers & Acquisitions attorney at Sidley Austin from 1993 to 1997 and an accountant at KPMG from 1989 to 1990.

Independent Age 53 Director since 2020 Committees Compensation Other Current Public Company Boards None
ELIO LEONI SCETI
Mr. Leoni Sceti has over 30 years of experience in the consumer goods and media sectors coupled with extensive global leadership experience in operations, marketing, product development, and disruptive and digital areas. In addition, when nominating him, the Board considered his knowledge of corporate governance, finance, and mergers and acquisitions.
Experience
Mr. Leoni Sceti has served on our Board since May 2020. He is the Co-Founder, Chief Crafter and Chairman of The Craftory, a global investment house for purpose-driven CPG challenger brands, a role he has held since May 2018. From May 2015 to May 2018, Mr. Leoni Sceti was an active investor and advisor in early stage tech companies. Previous to that, he served as CEO of Iglo Group, a frozen food company whose brands include Birds Eye, Findus, and Iglo from May 2013 until May 2015, when the company was sold to Nomad Foods. Prior to that, Mr. Leoni Sceti was CEO of EMI Music from 2008 to 2010 and previous to that he held senior leadership roles at Procter & Gamble and then at Reckitt Benckiser, where he served as CMO, Global Head of Innovation and then Head of the European operations. Mr. Leoni Sceti is also a Trustee and a Counsellor of One Young World, a forum for young leaders from over 190 countries, and chairman of the UK Board of Room to Read, a charity promoting education and gender equality. Mr. Leoni Sceti serves as Chairman of LSG Holdings Limited and currently serves as a director of Barry Callebaut AG and AB InBev.

Independent Age 55 Director since 2020 Committees Audit Operations and Strategy Other Current Public Company Boards 2
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Proposal 1 – Election of Directors

SUSAN MULDER
Ms. Mulder has over 20 years of experience in the consumer goods and retail sectors as well as direct-to-consumer e-commerce leadership experience. When nominating her, the Board considered her knowledge of corporate governance and finance.
Experience
Ms. Mulder has served on our Board since May 2020. She is the Chief Executive Officer of Nic & Zoe Co., a privately held woman’s apparel company, a role she has held since April 2012. Ms. Mulder is also a director of Nic & Zoe Co. Prior to joining Nic & Zoe Co., Ms. Mulder was a Senior Partner with McKinsey & Company where she was a leader in the retail and consumer practice for over 10 years specializing in marketing and organization. Ms. Mulder is also a member of the Board of Overseers of Boston Children’s Hospital. Ms. Mulder currently serves as a director of Sally Beauty Holdings, Inc.

Independent Age 50 Director since 2020 Committees Audit Governance Other Current Public Company Boards 1
MIGUEL PATRICIO
Mr. Patricio is a proven business leader with a distinguished track record of building consumer brands. He has over 25 years of consumer goods experience and was selected to serve on the Board because of the unique perspective and experience he brings as our Chief Executive Officer.
Experience
Miguel Patricio has been our Chief Executive Officer since June 2019. Mr. Patricio previously served as Chief of Special Global Projects-Marketing at AB InBev from January 2019 to June 2019. Prior to that, he served as the Chief Marketing Officer at AB InBev since 2012. Prior to his role as Chief Marketing Officer, Mr. Patricio served in various roles for AB InBev and its predecessor Ambev since joining Ambev in 1998, including as AB InBev’s Zone President Asia Pacific, Zone President North America, Vice President Marketing of North America, and Vice President Marketing. Mr. Patricio has also previously held several senior positions across the Americas at Philip Morris, The Coca-Cola Company, and Johnson & Johnson.

Age 54 New director nominee Committees None Other Current Public Company Boards None
ALEXANDRE VAN DAMME
Mr. Van Damme’s long-term leadership at a large brewing company that is a major consumer brand gives him valuable expertise in business development, supply chain management, marketing, finance, risk assessment, and strategy.
Experience
Mr. Van Damme has served on our Board since April 2018 and has served as a member of the board of RBI since December 2014 and until April 2020. He previously served on the board of Burger King Worldwide, Inc. and its predecessor from December 2011 to December 2014. Mr. Van Damme has served as a member of the board of AB InBev since 1992. He held various operational positions within Interbrew, a large Belgian-based brewing company until 1991. Mr. Van Damme was also a board member of Jacobs Douwe Egberts B.V., a global coffee and tea company, and Keurig Green Mountain through May 2018.

Independent Age 59 Director since 2018 Committees Governance Other Current Public Company Boards 1
Recommendation
The Board recommends that stockholders vote FOR each of the director nominees named for election in this Proxy Statement.
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Corporate Governance and Board Matters

The Board is responsible for fostering our long-term success consistent with its responsibility to Kraft Heinz and our stockholders. The Board believes that strong corporate governance is essential to our success and the Board’s fulfillment of its responsibilities of oversight and guidance. We have adopted a number of corporate governance practices to promote and enhance the Board’s independent leadership, accountability, and oversight.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines (the “Corporate Governance Guidelines”) that articulate our governance philosophy, practices, and key policies, including:
•
the Board’s role, responsibilities, and structure

•
the establishment and responsibilities of the Committees of the Board

•
executive and director performance evaluations

•
succession planning

•
environmental, social, and governance

The Governance Committee reviews the Corporate Governance Guidelines annually and recommends any changes to the Board.
Codes of Conduct
Code of Business Conduct and Ethics for Non-Employee Directors
We have a Code of Business Conduct and Ethics for Non-Employee Directors (the “Director Code of Conduct”) that is designed to deter wrongdoing and to promote:
•
honest and ethical conduct

•
due care, diligence, and loyalty

•
confidentiality of our proprietary information

•
compliance with applicable laws, rules, and regulations, including insider trading compliance

•
accountability for adherence to the Director Code of Conduct

•
prompt internal reporting of violations

Annually, each non-employee director acknowledges in writing that he or she received, reviewed, and understands the Director Code of Conduct. Our Director Code of Conduct is available on our website as provided under Corporate Governance Materials Available on Our Website on page 17. We will also disclose amendments to, and waivers granted to directors in accordance with, our Director Code of Conduct, as required, on our website.
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Employee Code of Conduct
We have an Employee Code of Conduct (the “Employee Code of Conduct”) that reflects our values and:
•
includes employee policies regarding ethical and legal practices relevant to our business

•
contains important rules our employees must follow when conducting business to promote compliance and integrity

•
encourages reporting of wrongdoing by offering anonymous reporting options and a non-retaliation policy

•
is part of our global compliance and integrity program that provides support and training throughout Kraft Heinz

Our Employee Code of Conduct is available on our website as provided under Corporate Governance Materials Available on Our Website below. We will also disclose amendments to, and waivers granted to executive officers in accordance with, our Employee Code of Conduct, as required, on our website.
Corporate Governance Materials Available on Our Website
The following policies and Committee charters can be found on our website:
•
Corporate Governance Guidelines

•
Committee Charters

•
Director Code of Conduct

•
Employee Code of Conduct

To view these documents, visit ir.kraftheinzcompany.com and click on “Corporate Governance” tab.

In addition, we will promptly deliver free of charge, upon request, a copy of the Corporate Governance Guidelines, Committee Charters, Director Code of Conduct, or Employee Code of Conduct to any stockholder requesting a copy.
Requests should be directed to:
The Kraft Heinz Company Attention: Corporate Secretary 200 East Randolph Street Suite 7600 Chicago, Illinois 60601
The information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated by reference into any of our other filings with the Securities and Exchange Commission (the “SEC”).
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Corporate Governance and Board Matters

Key Corporate Governance Practices
Leadership	Stockholder Interests

Leadership Structure
We have an independent Chairman of the Board, separate from our Chief Executive Officer, as well as an independent Lead Director, unaffiliated with our significant stockholders.
Executive Sessions
At each Board meeting, our directors meet without the Chief Executive Officer or any other members of management present to discuss issues important to Kraft Heinz, including any matters regarding management.
Special Meetings of the Board
Our Amended and Restated By-Laws (“By-Laws”) allow the Chief Executive Officer, Chairman, Vice Chairman, majority of directors, or Chair of any Committee with the support of at least two other directors to call special meetings of the Board.
Annual Performance Evaluations
The Governance Committee develops and oversees an annual evaluation process for the Board and all Committees of the Board.
Director Time Commitment
We maintain a policy to help ensure Board members can devote sufficient time and energy to Kraft Heinz.

Majority Voting in Director Elections
Our By-Laws provide that in uncontested elections director nominees must be elected by a majority of the votes cast.
Annual Election of Directors
Our stockholders vote to elect all directors annually.
Stock Ownership Requirements
Our stock ownership requirements are designed to align executive officers’ and directors’ interests with those of stockholders.
Annual Say-on-Pay Votes
We solicit stockholders advisory vote on executive compensation annually.
Proactive Year-Round Engagement with
Stockholders
Special Meetings of Stockholders
Our By-Laws allow stockholders of record of at least 20% of the voting power of our outstanding stock to call a special meeting of stockholders.
Stockholder Action by Written Consent
Our Second Amended and Restated Certificate of Incorporation allows stockholder action by written consent if signed by holders of not less than the minimum number of shares necessary to authorize such action at a meeting at which all shares of capital stock entitled to vote thereon were present and voted.

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Corporate Governance and Board Matters

Board Leadership Structure
The Board’s current leadership structure consists of a Chairman, Vice Chairman, and Lead Director.

INDEPENDENT CHAIRMAN	VICE CHAIRMAN
Alexandre Behring	John T. Cahill
The Chairman of the Board is responsible for facilitating a highly functioning and effective Board, providing overall leadership, and encouraging open communications.	The Vice Chairman of the Board assists the Chairman and serves at meetings at which the Chairman is not in attendance or is unable to participate in a motion.

INDEPENDENT LEAD DIRECTOR
John C. Pope

The Lead Director:
•
Approves Board meeting agendas, meeting schedules, and other information sent to the Board, including to assure that there is sufficient time for discussion of all agenda items

•
Presides at all meetings at which the Chairman is not present, including executive sessions of the independent directors, and, as appropriate, informs the Chairman of the issues considered and decisions reached

•
Serves as a Board representative for consultation and direct communication with our major stockholders, as appropriate

•
Serves as liaison between the Chairman and the independent directors

•
Has the authority to call meetings of  (i) the independent directors and (ii) the directors unaffiliated with Berkshire Hathaway and 3G Capital

•
Is an ex officio member of all Board Committees of which he or she is not a member

•
Performs such other duties as the Board may from time-to-time delegate

The Board periodically evaluates our leadership structure based upon our best interests and particular circumstances at the time. The Board believes that its decision on leadership structure should be based on the particular composition of the Board, including the tenure and skill sets of the individual directors and the Board as a whole, and the needs and opportunities of Kraft Heinz over time. When determining the leadership structure that will allow the Board to effectively carry out its responsibilities and best represent our stockholders’ interests, the Board considers various factors, including our specific business and long-term strategic needs, our operating and financial performance, industry conditions, the economic and regulatory environment, Board annual self-evaluations, advantages and disadvantages of alternative leadership structures, and our corporate governance practices generally.
Effective January 2021, as part of its periodic evaluation of our leadership structure, the Board appointed Mr. Pope as independent Lead Director to help ensure continued robust independent leadership of the Board. The independent Lead Director provides an important point of contact for principal stockholders to raise issues and concerns, as well as an alternative communication channel for Board members. In nominating Mr. Pope as our independent Lead Director, the Board considered his deep understanding of our business and industry.
The Board believes the current leadership structure provides an appropriate and effective balance between deep Company and industry knowledge and strong independent oversight and serves the best interests of all our stockholders.
The Board has not adopted a formal policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer. From time to time, the Board may determine that it is appropriate to nominate members of management to the Board, including the Chief Executive Officer. Our current Chief Executive Officer is being nominated for election as a director at the Annual Meeting.
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Corporate Governance and Board Matters

Annual Board and Committee Evaluations
The Board believes director evaluations are a critical component of its effectiveness and continuous improvement and an essential practice of good corporate governance. The Board conducts an evaluation of its performance and effectiveness, as well as that of its four standing Committees, on an annual basis. The purpose of the evaluations is to identify ways to enhance the overall effectiveness of the Board and its Committees and to track progress. The Governance Committee is responsible for developing, recommending to the Board, and overseeing the annual self-evaluation process of the Board and each of its Committees. Each director completes an individual written assessment for the Board and each Committee on which he or she serves. The results are summarized and reported, along with any of the Governance Committee’s related recommendations, to the Board.
Independence
The Corporate Governance Guidelines require that a majority of our directors meet the independence requirements of the Nasdaq listing standards. For a director to be considered independent, the Board must affirmatively determine, after reviewing all relevant information, that a director has no direct or indirect material relationship with Kraft Heinz that would interfere with his or her exercise of independent judgment in carrying out his or her responsibilities as a director. The Board determined that, under the Nasdaq listing standards, the following director nominees are independent:
• Mr. Abel • Mr. Behring • Mr. Castro-Neves	• Ms. Fouché • Mr. Kenesey • Mr. Leoni Sceti	• Ms. Mulder • Mr. Pope • Mr. Van Damme
Jorge Paulo Lemann, who is not standing for re-election at the Annual Meeting; Tracy Britt Cool, who stepped down from the Board effective January 23, 2020; and Feroz Dewan and Jeanne P. Jackson, who decided not to stand for re-election at our 2020 Annual Meeting of Stockholders, were also determined to be independent during the periods they served. Mr. Cahill, the former Chief Executive Officer of Kraft and former consultant to Kraft Heinz; Mr. Patricio, our Chief Executive Officer; and Mr. Zoghbi, our former Chief Operating Officer of the U.S. Commercial business and current Advisor to Kraft Heinz’s Chief Executive Officer, who is not standing for re-election at the Annual Meeting, are not independent.
In conducting its evaluations of Mr. Abel and Mr. Kenesey, the Board considered each individual’s affiliation with Berkshire Hathaway, which held approximately 26.6% of our outstanding common stock as of March 8, 2021, and its subsidiaries. In conducting its evaluations of Mr. Behring, Mr. Castro-Neves, and Mr. Lemann, the Board considered each individual’s affiliation with 3G Capital, which held approximately 17.7% of our outstanding common stock as of March 8, 2021, and its subsidiaries. For Mr. Van Damme, the Board considered his beneficial ownership of investments in certain 3G Capital funds. Additionally, in conducting its evaluations of Mr. Behring, Mr. Castro-Neves, and Mr. Van Damme, the Board considered each individual’s service on the board of directors of RBI, a company in which 3G Capital invests and the parent company of Burger King, Popeyes, and Tim Hortons, quick service restaurant companies that purchase certain of our products and conduct certain brand sponsorship and marketing activities for us. The Board found that such affiliations and directorships were in compliance with our conflict of interest policies.
In addition, Mr. Patricio, who is being nominated for election at the Annual Meeting, invests in the 3G Special Situation Fund III (the “Fund”), which is affiliated with 3G Capital. His investment represents less than 1% of the Fund’s assets.
Director Service on Other Public Company Boards
The Board believes that service on the boards of other public companies provides directors with knowledge and experience in governance and leadership that is valuable to Kraft Heinz. The Board also recognizes that public board service requires significant time and energy and that it is critical to the success of the Company that directors have the
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Corporate Governance and Board Matters

ability to dedicate sufficient time and attention to their Kraft Heinz Board responsibilities. Therefore, our Corporate Governance Guidelines:
•
Limit directors’ service on the boards of other public companies to a number that helps enable directors to responsibly perform their duties to Kraft Heinz

•
Limit the number of other companies’ audit committees on which members of our Audit Committee may serve

•
Establish an expectation that directors consult with the Chairman and the Chair of the Governance Committee before accepting an offer to serve on another public company board or as a member of the audit committee of another public company

•
Require the Governance Committee to take into account the nature and extent of a director’s other commitments when determining whether it is appropriate to nominate that director for re-election

•
Require directors’ service on the boards and committees of other organizations to be consistent with our conflict of interest policies

As of March 8, 2021, all directors are in compliance with this policy. Our 2021 director nominees currently sit on an average of approximately 1.09 other public company boards.
Related Person Transactions
Review of Transactions with Related Persons
The Board has adopted a written policy regarding the review and, where appropriate, approval and ratification of any transaction in which Kraft Heinz is a participant, the amount involved exceeds $120,000, and any related person had, has, or will have a direct or indirect material interest. In general, related persons include our directors, executive officers, and 5% stockholders and their immediate family members.
The Governance Committee, in the course of its review and approval or ratification of a related person transaction under this policy, considers, among other things:
•
the commercial reasonableness of the transaction

•
the materiality of the related person’s direct or indirect interest in the transaction

•
whether the transaction may involve an actual conflict of interest or the appearance of a conflict of interest

•
the impact of the transaction on the related person’s independence (as defined in the Corporate Governance Guidelines and the Nasdaq listing standards)

•
whether the transaction would violate any provision of our Director Code of Conduct or Employee Code of Conduct

The Governance Committee approves or ratifies only those related person transactions that are fair and reasonable to Kraft Heinz and in our and our stockholders’ best interests, with any member of the Governance Committee who is a related person with respect to a transaction under review recusing himself or herself from the deliberations or decisions regarding the transaction. The Chair of the Governance Committee (or the Chair of the Audit Committee if the Chair of the Governance Committee is a related person with respect to the transaction under review) will review and approve or ratify potential related person transactions when it is not practicable or desirable to delay review of a transaction until a Governance Committee meeting and will report to the Governance Committee any transaction so approved or ratified.
Shareholders’ Agreement
In July 2015, through a series of transactions, we consummated the merger (the “Kraft Heinz Merger”) of Kraft Foods Group, Inc. (“Kraft”) with and into a wholly owned subsidiary of H.J. Heinz Holding Corporation (“Heinz”). In connection with the Kraft Heinz Merger, 3G Global Food Holdings and Berkshire Hathaway entered into a shareholders’ agreement (the “Shareholders’ Agreement”) that governs how each party and its affiliates will vote the shares of Kraft Heinz
The Kraft Heinz Company 2021 Proxy Statement | 21

Corporate Governance and Board Matters

common stock held by them as of the date of closing of the Kraft Heinz Merger with respect to supporting certain directors that are designated by either 3G Global Food Holdings or Berkshire Hathaway.
Pursuant to the Shareholders’ Agreement, 3G Global Food Holdings agrees that for so long as Berkshire Hathaway and its affiliates collectively own shares representing at least 66% of the shares owned by them as of the consummation of the Kraft Heinz Merger (as a percentage of the voting power in the election of directors), 3G Global Food Holdings and its affiliates will vote their shares of Kraft Heinz common stock in favor of the three Kraft Heinz board nominees designated by Berkshire Hathaway (two board nominees if they own less than 66% but at least 33% of the voting power and one board nominee if they own less than 33% but at least 15% of the voting power) and will not take any action to remove such designees without Berkshire Hathaway’s consent. Similarly, Berkshire Hathaway agrees that for so long as 3G Global Food Holdings and its affiliates collectively own shares representing at least 66% of the shares owned by them as of the consummation of the Kraft Heinz Merger (based on the percentage of the voting power in the election of directors), Berkshire Hathaway and its affiliates will vote their shares of Kraft Heinz common stock in favor of the three Kraft Heinz board nominees designated by 3G Global Food Holdings (two board nominees if they own less than 66% but at least 33% of the voting power and one board nominee if they own less than 33% but at least 15% of the voting power) and will not take any action to remove such designees without 3G Global Food Holdings’ consent.
Berkshire Hathaway and 3G Capital continue to hold a significant portion of our outstanding shares. See Beneficial Ownership of Kraft Heinz Stock beginning on page 39 for further information about beneficial ownership of our stock by Berkshire Hathaway and 3G Capital.
Registration Rights Agreement
In connection with the Kraft Heinz Merger, we entered into a registration rights agreement with 3G Global Food Holdings and Berkshire Hathaway (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, we granted 3G Global Food Holdings and Berkshire Hathaway registration rights with respect to the shares of Kraft Heinz common stock held by them as of the date of the closing of the Kraft Heinz Merger, representing shares of Kraft Heinz common stock acquired from Heinz in connection with the Kraft Heinz Merger and/or immediately prior to the Kraft Heinz Merger pursuant to a warrant. The registration rights do not apply to shares of Kraft Heinz common stock subsequently acquired by either party. These rights include demand registration rights, shelf registration rights, and “piggyback” registration rights, as well as customary indemnification. The rights are subject to certain holdback and suspension periods. We generally will bear all fees, costs, and expenses related to registrations, other than underwriting discounts and commissions attributable to the sale of shares of Kraft Heinz common stock by 3G Global Food Holdings and Berkshire Hathaway, as applicable.
Compensation Arrangement
On September 6, 2019, the Company entered into an offer letter with Mr. Zoghbi in connection with his role as Advisor to Kraft Heinz’s Chief Executive Officer. Effective July 1, 2019, Mr. Zoghbi’s base salary was reduced from $850,000 to $400,000, and he received a one-time grant of 200,000 stock options. Mr. Zoghbi is currently eligible to receive compensation for his services as a director, including an annual stock award valued at $125,000 and an annual cash retainer of  $110,000.
Anti-Hedging and Anti-Pledging Policies
Our Insider Trading Policy limits the timing and types of transactions in Kraft Heinz securities by employees (including executive officers) and directors. Among other restrictions, the policy prohibits holding Kraft Heinz securities in a margin account or pledging Kraft Heinz securities as collateral for a loan without advance written notice to the Corporate Secretary. In addition, the policy prohibits short-selling Kraft Heinz securities, transacting in puts, calls, or other derivatives on Kraft Heinz securities, or hedging transactions on Kraft Heinz securities without prior approval from the Corporate Secretary.
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Corporate Governance and Board Matters

Oversight of Risk Management
We face various risks to our business, including strategic, financial, legal, regulatory, operational, accounting, and reputational risks. Identifying, managing, and mitigating our exposure to these risks and effectively overseeing the risk management process are critical to our operational decision-making and annual planning processes.

Board

- Has ultimate responsibility for risk oversight.
- Has delegated primary responsibility for overseeing risk assessment and management to the Audit Committee.
- In addition to our Strategic Enterprise Risk Management ("SERM") approach described below, reviews and assesses (as a full Board or via the Committees) risks related to our business and operations throughout the year.
- Board members may also further discuss the risk management process directly with members of management.

Audit Committee

- Discusses guidelines and policies to govern the process by which management assesses and manages risk, including Kraft Heinz's major financial risk exposures and the steps taken to monitor and control those exposures.
- Reviews and discusses risk assessment and risk management guidelines, policies, and processes utilized in our SERM approach, pursuant to the Audit Committee Charter.
  - Our SERM approach is an ongoing process effected at all levels of our operations and across business units and functions to identify, assess, monitor, manage, and mitigate risk, including risks related to cybersecurity issues and sustainability. The SERM approach facilitates open communication between management and the Board to advance the Board's and Committees' understanding of our risk management process, how it is functioning, the participants in the rocess, key risks to our business and performance, and the information gathered through the approach.
- Annually reviews the SERM approach, as well as the results of the annual SERM assessment.
- Annually allocates responsibility for overseeing the review and assessment of key risk exposures and management's response to those exposures to the full Board or another Committee of the Board, or retains those responsibilities, as appropriate.
- Reports key risk discussions to the Board following its meetings.

Compensation Committee

- Oversees an evaluation of our compensation structure's impact on risk taking and risk mitigation. See additional information under *Board Committees and Membership—Compensation Committee—Analysis of Risk in the Compensation Architecture* beginning on page 34.
- Oversees our human resources strategy and key policies and practices.
- Oversees succession planning
- In addition to the SERM approach, reviews and assesses risks related to our business and operations throughout the year.
- Reports key risk discussions to the Board following its meetings.

Governance Committee

- Oversees our governance practices, Board composition and refreshment, and Board leadership structure.
- Reviews related party transactions.
- In addition to the SERM approach, reviews and assesses risks related to our business and operations throughout the year.
- Reports key risk discussions to the Board following its meetings.

Ops & Strategy Committee

- Reviews our strategic plans, issues, and opportunities in light of circumstances in the food and beverage industry and the global economic environment.
- Oversees and makes recommendations to the Board regarding environmental, social, and governance matters relevant to our business, including policies, activities, and opportunities.
- In addition to the SERM approach, reviews and assesses risks related to our business and operations throughout the year.
- Reports key risk discussions to the Board following its meetings.

Management

- Responsible for the day-to-day management and mitigation of risk.
- Provides reports to the Board, the Audit Committee, or other appropriate Committee, in advance of meetings, regarding key risks and the actions management has taken to monitor, control, and mitigate these risks.
- Attends Board and Committee meetings to discuss management's reports and provide any updates.

The Kraft Heinz Company 2021 Proxy Statement | 23

Corporate Governance and Board Matters

Responding in Times of Crisis
Board Oversight in Response to COVID-19
As the COVID-19 pandemic and government and consumer responses have developed and continue to evolve, the Board has been actively engaged with management regarding the impacts on Kraft Heinz and our response and plans. The Board has received frequent updates on impacts to our employees, operations, customers, and partners and has reviewed with management the measures we have taken to protect the health, safety, and wellbeing of our employees, suppliers, and partners and maintain continuity of our operations as consumers have relied on us to provide essential food products.
To help ensure robust oversight of the rapidly changing crisis, we have also established a cross-functional crisis management response team, which includes representatives from our human resources, legal, communications, risk management, operations, and quality teams under the oversight of our Chief Executive Officer. The crisis management response team was established with the early emergence of COVID-19 in China, met daily in the initial stages of the pandemic, and has evolved to its current schedule of bi-weekly meetings. Subgroups of the crisis management team also meet bi-weekly to address critical issues, including financial, supply chain, and human resources management. In addition, we have transitioned our in-person Board meetings to virtual format to ensure continued effective functioning of the Board during the pandemic.
Building Communities and Providing Relief
As communities around the globe have struggled with the ongoing and continuously evolving impacts of the COVID-19 pandemic, our mission and responsibility to continue providing the world with food and nourishment has never been clearer. As a business, we prioritized the health, safety, and wellbeing of our employees to help ensure our ability to respond to increased and sustained consumer demands. As global citizens, we accelerated and expanded our commitments and contributions toward ending world hunger, providing more than $35 million in combined financial and product donations in 2020, including:
•
$12 million to help ensure access to food, including $6.6 million in cash and product donations to Feeding America, the largest domestic hunger relief organization in the United States, $1.5 million worth of product donations to impacted people in Australia and New Zealand, and additional financial and product donations in Italy, Spain, and the Netherlands

•
12 million breakfasts to hungry and malnourished children in disadvantaged areas in the United Kingdom, in partnership with Magic Breakfast

•
$1 million to support food programs and social justice organizations serving Black and African American communities most affected by COVID-19 in the United States

•
1 million meals and personal protective equipment (PPE) for those working on the front lines of Canadian food banks

•
More than 4,000 cases of Heinz infant food to families in five Chinese provinces most severely affected by COVID-19, in partnership with Babytree, one of the largest parenting websites in China

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Corporate Governance and Board Matters

Environmental Social Governance
OUR VISION	OUR VALUES
To sustainably grow by delighting more consumers globally	• We are consumer obsessed • We dare to do better every day • We champion great people	• We demand diversity • We do the right thing • We own it
While we are a global company, we see ourselves as global citizens first and believe in helping to create a healthier and more sustainable environment for all of us. Guided by our Vision, To sustainably grow by delighting more consumers globally, we are actively working each day to create a company and high-quality products, made responsibly, that make us, our stockholders, and the world proud. In pursuit of our Vision and inspired by our Value We do the right thing, we strive to incorporate strong ESG approaches in every aspect of our business. In September 2020, we issued our 2020 Environmental Social Governance Report, which further details our ESG strategy, goals, and performance. For additional information, see Learn More about Kraft Heinz ESG on page 27.
Strategy and Oversight
We take a cross-functional approach to ESG that centers on continuous improvement in each part of our business. Our governance structure is designed to enable us to live our Vision and Values.
Responsibilities
Board of Directors — Operations and Strategy Committee
•
Oversees our global ESG strategy and objectives, including our activities and opportunities

•
Reviews all significant policies, processes, and commitments through, at minimum, an annual ESG update from management

Chief Executive Officer	• Collaborates with members of the Executive Leadership Team on oversight and executional leadership on strategies • Has an annual performance goal that tracks our ESG performance
Senior Vice President, Global General Counsel, and Head of ESG and Government Affairs; Corporate Secretary
•
Oversees global ESG strategy, reports to the Chief Executive Officer, and collaborates with our ESG Team to establish and lead plan implementation

•
Has an annual performance goal that tracks our ESG performance

ESG Steering Group
•
Provides cross-functional, upper-level management input on ESG practices and policies

•
Includes representatives from our operations, manufacturing, procurement, research and development, communications, legal, government affairs, and corporate affairs teams

ESG Subcommittees	• Provide high-touch engagement, track emergent issues, and drive collaboration, transparency, and continuous improvement toward initiatives • Hold monthly meetings in:
	o Product Health o Sustainable Agriculture o Responsible Sourcing o Sustainable Manufacturing	o Sustainable Packaging o Animal Welfare o Corporate and Government Affairs o Communications
ESG Team	• Enterprise-wide, cross-functional team from all levels of management • Provides input on forward-looking strategy
The Kraft Heinz Company 2021 Proxy Statement | 25

Corporate Governance and Board Matters

Our Pillars and Framework
Our ESG strategy prioritizes the issues that matter most to our business and stakeholders and focuses on the areas where we can have the greatest impact, from responsible ingredient sourcing to expanded nutrition guidelines. Our efforts and integrated initiatives are organized under three key pillars:
Environmental Stewardship	Responsible Sourcing	Healthy Living and Community Support
Reducing our operational environmental footprint through water conservation, energy use, and waste reduction across our manufacturing facilities, as well as addressing sustainable packaging.	Promoting sustainable sourcing methods, including areas of focus such as human rights, sustainable agriculture, deforestation, and animal welfare.
Identifying and meeting nutrient targets for our products, with a focus on limiting sugar, sodium, saturated fat, and calories, while offering alternative ingredient choices, such as organics and plant-based ingredients, along with our philanthropic mission to fight global hunger.

To inform our ESG strategy and goal-setting, we conduct a comprehensive materiality assessment every three to five years. This assessment allows us to identify and prioritize the issues that are of greatest concern to our stakeholders and that impact the success of our business. We reevaluate these results on an ongoing basis to reflect any changes in standing on these priority issues and allow for the inclusion of new or emerging issues. Our ESG framework also reflects our ambition and work toward further integration of risk, financial, and ESG disclosures.
Key Achievements and Goals
	Now	And Beyond
Environmental Stewardship
Installed solar systems to generate 2.6 million kilowatt hours of clean energy per year across three manufacturing sites in China

Established circular water systems to reduce water use by 86 million gallons per year at our manufacturing site in Newberry, South Carolina

Achieved zero-waste-to-landfill status at about 10% of Kraft Heinz global manufacturing facilities, as of the end of 2019

Obtain majority of our procured electricity (for all facilities globally) from renewable sources by 2025

Decrease water use by 20% at our manufacturing facilities in high-risk water areas and by 15% across all manufacturing facilities by 2025

Decrease waste by 20% across all our manufacturing facilities by 2025

Responsible Sourcing
Procured 100% free-range eggs in Europe

Achieved 100% certified sustainable palm oil sourced from direct suppliers and 99.3% traceable to the mill

Sourced 100% fair trade certified organic and traceable coffee through our Ethical Bean brand

Sustainably source 100% of Heinz Ketchup tomatoes by 2025 in accordance with our Sustainable Agriculture Practices

Procure 100% sustainable and traceable palm oil, to the mill, by 2022

Procure 100% cage-free eggs globally by 2025

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Corporate Governance and Board Matters

	Now	And Beyond
Healthy Living and Community Support
Reached 76% compliance with Kraft Heinz Global Nutrition Targets, exceeding our target by 6% four years early

Provided more than $35 million in combined financial and product donations to communities in need

Provided 40,000 units of personal protective equipment (PPE) to hospitals and heroes on the front lines

Achieve 85% compliance with Kraft Heinz Global Nutrition Targets by 2025

Reduce total sugar in our products by more than 60 million pounds across our global portfolio by 2025

Provide 1.5 billion meals to people in need by 2025

Learn More About Kraft Heinz ESG
Additional information on our ESG strategy and goals is available on our website at:
www.kraftheinzcompany.com/esg	The information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated by reference into any of our other filings with the SEC.
The Kraft Heinz Company 2021 Proxy Statement | 27

Corporate Governance and Board Matters

Investor Engagement
We view our relationship with stockholders as a critical component of our success. Since our 2020 Annual Meeting of Stockholders, we reached out to key investors and invited them to engage to provide their feedback and discuss their views on key issues impacting our stockholders.

Engagement Topics
•
Our business strategy and execution

•
Our COVID-19 pandemic response and crisis management

•
Board composition, diversity, and refreshment

•
Changes to our executive compensation program in response to feedback received from stockholders in connection with the 2020 say-on-pay vote

•
Our ESG strategy and initiatives

*
Not including shares held by 3G Capital or Berkshire Hathaway.

Stockholder engagement informs and improves our decision-making, creating long-term value. We are committed to maintaining regular investor engagement and to incorporating stockholder input in our strategies and programs, including our executive compensation program.
2021 Executive Compensation Changes
We believe our compensation approach aligns with our strategy for creating sustainable long-term growth for the Company, consistent with sound corporate governance principles. The results on our advisory say-on-pay votes prior to 2020 demonstrated historically strong stockholder support for our executive compensation program, with support averaging over 95% from 2016 to 2018. However, in response to the lower level of support from stockholders on our 2020 advisory say-on-pay vote, executive compensation has been a critical component of our investor outreach since our 2020 Annual Meeting of Stockholders. This outreach focused on:
•
better understanding the concerns and perspectives of our stockholders

•
providing clarity on our executive compensation program in the prior year

•
sharing design changes for our 2021 compensation program that we believe address stockholder concerns

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Corporate Governance and Board Matters

2021 PROGRAM CHANGES
Key Theme of Stockholder Feedback	→ Action Taken
Equity Mix Increased representation of performance shares
•
Increased percentage of PSUs for annual and merit/retention awards

o
Annual Awards
Changed from 100% RSUs to 40% PSUs, 40% RSUs, and 20% stock options

o
Merit/Retention Awards
Changed from 50% PSUs and 50% RSUs to 60% PSUs and 40% RSUs

Vesting Three-year vesting period
•
Lengthened vesting periods for all equity awards

o
Annual Awards
Changed from 50% vesting on second anniversary and 50% on third anniversary to 100% on third anniversary

o
Merit/Retention Awards
Changed from 50% vesting on second anniversary, 25% on third anniversary, and 25% on fourth anniversary to 75% on third anniversary and 25% on fourth anniversary

PSU Metrics Use/inclusion of relative TSR
•
Added TSR element for annual and merit/retention awards

o
Annual Awards
PSUs added in the annual award mix, with three-year relative TSR

o
Merit/Retention Awards
Changed performance metric to three-year relative TSR

PSU Performance Period Three-year performance period
•
Added three-year performance period for annual and merit/retention awards

o
Annual Awards
PSUs added in the annual award mix, with three-year performance period

o
Merit/Retention Awards
Changed from two-year to three-year performance period

2021 Engagement Highlights
Investors provided positive feedback regarding our COVID-19 pandemic response and new operational strategy. In addition, investors expressed agreement with our overall compensation plan rationale and alignment of the Chief Executive Officer’s interests with those of stockholders.
The Kraft Heinz Company 2021 Proxy Statement | 29

Corporate Governance and Board Matters

2020 PROGRAM NOTES
Overall Rationale and Plan Design	Key Facets of CEO Compensation
Compensation program for executive officers is structured around pay for performance and meritocracy This is reflected in the pay mix with the focus on incentive and performance-based compensation
•
Not eligible to receive additional equity awards until 2023 other than matching RSUs granted through participation in Kraft Heinz’s Bonus Swap Program

•
Financial interests strongly aligned with stockholders’ interests in two ways:

o
Significant personal investment reflecting his long-term investment in the Company—personally purchased $20 million in shares of common stock at market price, agreed to hold until August 2023

o
New hire inducement equity awards heavily weighted on at-risk, performance-based elements (63% of awards), linking potential realized compensation to the Company’s culture of meritocracy and aspirational performance goals

•
Two-thirds of 2020 target annualized compensation is performance-based and only realized upon achievement of established performance goals and, in certain cases, additional vesting requirements

Communications with the Board
Information for stockholders and other parties interested in communicating with our Chairman, Lead Director, full Board, or our independent directors, individually or as a group, is included in the Corporate Governance Guidelines, which are available on our website at ir.kraftheinzcompany.com under the Corporate Governance tab. Our Corporate Secretary forwards communications relating to matters within the Board’s purview to the independent directors; communications relating to matters within a Committee’s area of responsibility to the Chair of the appropriate Committee; and communications relating to ordinary business matters, such as suggestions, inquiries, and consumer complaints, to the appropriate Kraft Heinz executive or employee. Our Corporate Secretary does not forward solicitations, junk mail, and obviously frivolous or inappropriate communications.
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Board Committees and Membership

The Board has four standing Committees:
Each Committee has a charter that sets forth the Committee’s roles and responsibilities and is reviewed annually by the Committee, with any proposed changes approved by the Board. These charters are available on our website as provided under Corporate Governance and Board Matters—Corporate Governance Materials Available on Our Website on page 17.
Meeting Attendance
We expect directors to attend all Board meetings and meetings of the Committees on which they serve. We understand, however, that occasionally a director may be unable to attend a meeting. The Board held 8 meetings in our 2020 fiscal year, and the Committees of the Board held a total of 24 meetings. In 2020, each incumbent director attended 91% or more of the aggregate of all meetings of the Board and the Committees on which, and during the period that, he or she served. Directors are encouraged, but are not required, to attend our Annual Meeting of Stockholders. Seven of our current directors attended our 2020 Annual Meeting of Stockholders.
Committee Structure and Membership
Our Board designates Committee members and Chairs based on the Governance Committee’s recommendations. The Governance Committee and the Board believe that the current size of the Board allows for effective Committee organization and facilitates efficient meetings and decision making. The following table lists the current Committee membership and the number of meetings held by each Committee in 2020:
		Committee Memberships
Directors	Independent	Audit	Compensation	Governance	Ops & Strategy
Alexandre Behring, Chairman
John T. Cahill, Vice Chairman
John C. Pope, Lead Director
Gregory E. Abel
João M. Castro-Neves
Timothy Kenesey
Jorge Paulo Lemann
Elio Leoni Sceti
Susan Mulder
Alexandre Van Damme
George Zoghbi
Meetings in 2020	8 Board	9	4	4	7
 Committee Chair Committee Member Audit Committee Financial Expert
The Kraft Heinz Company 2021 Proxy Statement | 31

Board Committees and Membership

Audit Committee
AUDIT COMMITTEE
Principal Responsibilities
•
Appoints and oversees our independent auditors, including review of their qualifications, independence, and performance

•
Oversees the integrity of our financial statements, our accounting and financial reporting processes, and our systems of internal control over financial reporting and safeguarding of our assets

•
Oversees our compliance with applicable legal and regulatory requirements

•
Oversees our independent auditors’ retention, termination, qualifications, independence, and performance

•
Oversees the performance of our internal auditors and internal audit function

•
Oversees our financial matters and financial strategy

•
Oversees our guidelines and policies that govern the process by which we assess and manage risk

•
Reviews and discusses with our independent auditors their audit procedures, including the audit plan and its scope with respect to our consolidated financial statements, as well as annually reviews their independence and performance

•
Meets regularly with the independent auditors without management present at their in-person meetings (including virtual meetings during the COVID-19 pandemic)

•
Selects the lead audit engagement partner and considers regular rotation of the independent auditors and lead partner(s) as required by law or otherwise appropriate

Ethics and Compliance Hotline
The Audit Committee has established procedures for the receipt, retention, and treatment, on a confidential basis, of any complaints we receive. We encourage employees and third-party individuals and organizations to report concerns about our accounting controls, auditing matters, or anything else that appears to involve financial or other wrongdoing. To report such matters, including anonymously, please contact us at www.KraftHeinzEthics.com.

Members
•
John C. Pope, Chair

•
Elio Leoni Sceti

•
Susan Mulder

 Audit Committee Financial Expert
Meetings in 2020: 9
The Audit Committee consists entirely of independent directors, and each director meets the independence requirements set forth in the Nasdaq listing standards, Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Audit Committee Charter

•
The Board has determined that each Audit Committee member is able to read and understand fundamental financial statements

•
No Audit Committee member received any payments in 2020 from us other than compensation for service as a director

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Board Committees and Membership

Compensation Committee
COMPENSATION COMMITTEE
Principal Responsibilities
•
Establishes, reviews, approves, and administers our compensation and benefits policies generally (subject to stockholder approval, if required by applicable law, stock exchange requirements, or our charter documents), including establishing, reviewing, and making recommendations with respect to any incentive-compensation and equity-based plans of the Company that are subject to Board approval

•
Assesses the appropriateness and competitiveness of our executive compensation programs

•
Reviews and approves our Chief Executive Officer’s goals and objectives, evaluates his performance in light of these goals and objectives and, based upon this evaluation, determines both the elements and amounts of his compensation, including perquisites

•
Reviews management’s recommendations for, and determines and approves the compensation of, our executive officers (other than our Chief Executive Officer) and other officers subject to Section 16(a) of the Exchange Act

•
Determines annual incentive compensation, equity awards, and other long-term incentive awards granted under our equity and long-term incentive plans to eligible participants

•
Makes recommendations to the Board with respect to incentive plans requiring stockholder approval, and approves eligibility for and the design of executive compensation programs implemented under stockholder-approved plans

•
Reviews our compensation policies and practices for employees, including executive and non-executive officers, as they relate to our risk management practices and risk-taking incentives

•
Oversees and reviews the development of executive succession plans, evaluates and makes recommendations to the Board regarding potential Chief Executive Officer candidates, and reviews candidates to fulfill other senior executive positions

•
Monitors executive officers’ compliance with stock ownership guidelines

•
Assesses the appropriateness of, and advises our Board regarding, the compensation of non-employee directors for service on our Board and its Committees

•
Reviews and discusses with management our say-on-pay voting results (including recommending to the Board any action Kraft Heinz should take in response to the results of such advisory vote) and CD&A, as well as prepares and approves the Committee’s report to stockholders for inclusion in our annual report and proxy statement

•
Oversees our strategies and policies related to key human resources policies and practices including with respect to matters such as diversity and inclusion, workplace environment and culture, and talent development and retention

•
Reviews and approves the implementation and execution of clawback policies that allow Kraft Heinz to recoup compensation paid to executive officers and other employees

Members
•
João M. Castro-Neves, Chair

•
Alexandre Behring

•
Timothy Kenesey

•
Jorge Paulo Lemann

•
John C. Pope

Meetings in 2020: 4
The Compensation Committee consists entirely of independent directors, and each director meets the independence requirements set forth in the Nasdaq listing standards

The Kraft Heinz Company 2021 Proxy Statement | 33

Board Committees and Membership

Delegation
Under the Compensation Committee’s charter, it may delegate any of its responsibilities to the Chair, another Compensation Committee member or a subcommittee of Compensation Committee members, unless prohibited by law, regulation, or Nasdaq listing standard.
Compensation Consultant to the Committee
Under the Compensation Committee’s charter, it is authorized to retain and terminate any consultant, as well as to approve the consultant’s fees and other terms of the engagement. The Compensation Committee also has the authority to obtain advice and assistance from internal or external legal, accounting, or other advisors. The Compensation Committee does not currently, and did not in our 2020 fiscal year, retain a consultant or other advisor.
Compensation Committee Interlocks and Insider Participation
The Board has determined that all of the directors who served on the Compensation Committee during our 2020 fiscal year, which includes Alexandre Behring, João M. Castro-Neves, Timothy Kenesey, Jorge Paulo Lemann, John C. Pope, and Tracy Britt Cool (until her resignation from the Board effective January 23, 2020) were independent within the meaning of the Nasdaq listing standards. No member of the Compensation Committee currently is, or during our 2020 fiscal year was, an officer or employee of Kraft Heinz or any of its subsidiaries. During our 2020 fiscal year, no member of the Compensation Committee had a relationship that must be described under SEC rules relating to disclosure of related person transactions. For a description of our policy on related person transactions, see Corporate Governance and Board Matters—Related Person Transactions beginning on page 21. During our 2020 fiscal year, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee.
Analysis of Risk in the Compensation Architecture
The Compensation Committee, in reliance on analysis provided by an outside consultant engaged by the Company, annually evaluates the risk profile of our executive and broad-based employee compensation programs. In its evaluation for our 2020 fiscal year, the Compensation Committee reviewed our executive compensation structure to determine whether our compensation policies and practices encourage our executive officers or employees to take unnecessary or excessive risks and whether these policies and practices properly mitigate risk. Based on management’s assessment of our current programs, including analysis provided by an outside consultant, the Compensation Committee concluded that the 2020 executive compensation plans were designed in a manner to:
•
achieve a balance of short- and long-term performance aligned with key stakeholder interests

•
discourage executives from taking unnecessary or excessive risks that would threaten the reputation and sustainability of Kraft Heinz

•
encourage appropriate assumption of risk to the extent necessary for competitive advantage purposes

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Board Committees and Membership

Governance Committee
GOVERNANCE COMMITTEE
Principal Responsibilities
•
Identifies qualified individuals for Board membership consistent with Board-approved criteria, including reviewing the qualifications of candidates for director suggested by Board members, stockholders, management, and others in accordance with such criteria

•
Considers incumbent directors’ performance and suitability in determining whether to recommend that our Board nominate them for re-election

•
Makes recommendations to our Board as to nominees for election or re-election to the Board, candidates to be appointed to the Board as necessary to fill vacancies and newly created directorships, and directors’ independence

•
Establishes policies and procedures for the review, approval, and ratification of related person transactions, as defined in applicable SEC rules, and reviews related person transactions and makes recommendations to the Board as to the Committee’s determination regarding such related party transactions

•
Recommends to our Board the appropriate size, function, needs, structure, and composition of our Board and its Committees, including regarding the frequency and content of Board meetings

•
Recommends to our Board directors to serve as members of each Committee and candidates to fill committee vacancies

•
Evaluates any Compensation Committee interlocks among Board members and executive officers

•
Advises our Board on corporate governance matters, including developing and recommending to our Board corporate governance guidelines

•
Monitors directors’ compliance with our stock ownership guidelines

•
Develops, recommends to our Board, and oversees an annual self-evaluation process for our Board and its Committees

•
Oversees Kraft Heinz’s stockholder engagement program and makes recommendations to our Board regarding its involvement in stockholder engagement

•
Administers and reviews the Director Code of Conduct and recommends changes to the Board

Members
•
Alexandre Behring, Chair

•
João M. Castro-Neves

•
Jorge Paulo Lemann

•
Susan Mulder

•
John C. Pope

•
Alexandre Van Damme

Meetings in 2020: 4
The Governance Committee consists entirely of independent directors, and each director meets the independence requirements set forth in the Nasdaq listing standards

Director Nominations
The Governance Committee relies on nominee suggestions from the directors, stockholders, management, and others. From time to time, the Governance Committee may retain executive search and board advisory firms to assist in identifying and evaluating potential nominees. The Board has nominated Lori Dickerson Fouché and Miguel Patricio, our Chief Executive Officer, for election at the Annual Meeting. Ms. Fouché was identified by one of our current directors.
The Governance Committee will consider any candidate a stockholder properly presents for election to the Board in accordance with the procedures set forth in our By-Laws. The Governance Committee uses the same criteria to evaluate a candidate suggested by a stockholder as the Governance Committee uses to evaluate a candidate it identifies, which are described above under Proposal 1 – Election of Directors—Director Qualifications beginning on page 10, and makes a recommendation to the Board regarding the candidate’s appointment or nomination for election to the Board. After the Board’s consideration of the candidate suggested by a stockholder, our Corporate Secretary will notify that stockholder whether or not the Board decided to appoint or nominate the candidate.
For a description of how stockholders may nominate a candidate for the Governance Committee to consider for election to the Board at an annual meeting, see Other Information—Stockholder Proposals beginning on page 77.
The Kraft Heinz Company 2021 Proxy Statement | 35

Board Committees and Membership

Operations and Strategy Committee
OPERATIONS AND STRATEGY COMMITTEE
Principal Responsibilities
•
Assists the Board in overseeing and facilitating the development and implementation of our ongoing operations and corporate strategy

•
Meets with management regularly to discuss, review, and evaluate the development and implementation of our operational objectives and corporate strategy

•
Shares with management the Board’s expectations for the operations of the Company and strategic planning process based on the Committee’s review, makes recommendations to management on areas of improvement, and provides other feedback and guidance to management on behalf of the Board

•
Oversees and makes recommendations to our Board regarding ESG matters relevant to our business, including company policies, activities, and opportunities

•
Reviews and makes recommendations to the Board regarding:

o
our corporate strategy, performance, and annual capital plan, as well as certain individual capital projects

o
the impact of external developments and factors, such as any changes in economic and market conditions, competition in the industry, environmental and safety regulations, federal, state and local regulations and technology, on our corporate strategy and its execution

o
identification of prospects and opportunities for corporate developments and growth initiatives, including acquisitions, divestitures, joint ventures, and strategic alliances

o
implementation of our corporate strategy through corporate developments and growth initiatives, including acquisitions, divestitures, joint ventures, and strategic alliances

Members • John T. Cahill, Chair • Gregory E. Abel • Alexandre Behring • João M. Castro-Neves • Elio Leoni Sceti Meetings in 2020: 7
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Director Compensation

Director Compensation Program
Our director compensation program includes a combination of cash compensation and an annual grant of deferred stock. For our 2020 fiscal year, our directors received:
Annual Compensation	Additional Cash Retainers
	Chairman of the Board	$140,000
	Committee Chairs:
	Audit	$20,000
	Compensation	$20,000
	Governance	$10,000
	Operations and Strategy	$20,000
	If a director serves as Chair of multiple Committees, the director will only receive one additional cash retainer. Directors do not receive meeting fees.
Cash retainers are paid on a quarterly basis. In lieu of cash, directors may elect to:
•
defer up to 100% of their cash retainers in 25% increments into accounts that mirror certain funds in the Kraft Heinz 401(k) Plan pursuant to the Deferred Compensation Plan for Non-Management Directors, or

•
receive deferred shares annually in lieu of their cash retainer payable in arrears

Deferred stock awards are granted effective immediately following each annual meeting of stockholders. When dividends are paid on our common stock, we accrue the value of the dividend and issue each director a number of shares equal to the accrued dividend value. All deferred stock awards and dividend equivalent shares accrued are distributed to a director six months following the date he or she ceases to serve on the Board.
Beginning in 2019, Mr. Zoghbi received compensation for his services as a director, including the annual cash retainer and annual deferred stock award described above. For additional information regarding the compensation arrangement with Mr. Zoghbi, see Corporate Governance and Board Matters—Related Person Transactions—Compensation Arrangement beginning on page 22.
The Compensation Committee reviews our director compensation program regularly and recommends changes, if any, to the Board for its approval. We did not make any changes to the compensation program for our directors effective in 2020. However, the Board has established an additional retainer fee of  $25,000 for our Lead Director, in connection with the Board’s appointment of a Lead Director, effective January 1, 2021.
Stock Ownership Guidelines
Position	Stock Ownership Requirement	Compliance Period
Non-employee directors	• • • • • 5x annual cash retainer	5 years from joining the Board
To strengthen alignment of directors’ interests with those of our stockholders, our stock ownership guidelines require directors that receive compensation for service as directors to hold shares of our common stock in an amount equal to five times the annual Board retainer (equivalent to $550,000). Directors have five years from their appointment to meet the stock ownership requirement. Vested options, RSUs, and shares held in the director’s deferred compensation account, or in a trust for the benefit of immediate family members, count toward satisfying this ownership requirement.
The Kraft Heinz Company 2021 Proxy Statement | 37

Director Compensation

2020 Director Compensation Table
The table below presents information regarding the compensation and stock awards that we paid or granted to our directors.
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total ($)
Gregory E. Abel	110,015	125,007	—	235,022
Alexandre Behring	260,000	125,007	—	385,007
John T. Cahill	130,000	125,007	—	255,007
João M. Castro-Neves	130,023	125,007	—	255,030
Tracy Britt Cool	6,951	—	—	6,951
Feroz Dewan	38,690	—	—	38,690
Jeanne P. Jackson	38,690	—	—	38,690
Timothy Kenesey	103,356	125,007	—	228,363
Jorge Paulo Lemann	110,015	125,007	—	235,022
Elio Leoni Sceti	71,643	125,007	—	196,650
Susan Mulder	71,621	125,007	—	196,628
John C. Pope	130,000	125,007	—	255,007
Alexandre Van Damme	110,015	125,007	—	235,022
George Zoghbi(3)	110,000	125,007	—	235,007

(1)
Includes the value of retainer fees paid in cash or deferred to equity pursuant to the Kraft Heinz Deferred Compensation Plan for Non-Management Directors. Directors do not receive meeting fees.

(2)
The amounts shown in this column represent the full grant date fair value of the deferred stock awards granted in 2020, excluding any retainer fees deferred in exchange for shares, as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 based on the closing price of Kraft Heinz shares on the grant date ($28.83 on May 7, 2020).

(3)
As noted above under Director Compensation Program, Mr. Zoghbi is an employee of Kraft Heinz and serves as Advisor to Kraft Heinz’s Chief Executive Officer. Beginning in 2019, he received compensation for his services as a director. For additional information regarding the compensation arrangement with Mr. Zoghbi, see Corporate Governance and Board Matters—Related Person Transactions—Compensation Arrangement beginning on page 22.

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Beneficial Ownership of Kraft Heinz Stock

Directors and Officers
The following table shows the number of shares of our common stock beneficially owned as of March 8, 2021 by each current director, director nominee, and NEO of the Company, as well as the number of shares beneficially owned by all of our current directors and executive officers as a group. There were 1,223,116,465 shares of our common stock issued and outstanding as of March 8, 2021. Unless otherwise indicated, each of the named individuals has, to Kraft Heinz’s knowledge, sole voting and investment power with respect to the shares shown.
Name of Beneficial Owner	Shares Owned	Shares Acquirable within 60 Days(1)	Total	Percentage of Common Stock
Current Directors
Gregory E. Abel	40,036	22,166	62,202	*
Alexandre Behring	42,562	44,333	86,895	*
John T. Cahill	174,869	633,017	807,886	*
João M. Castro-Neves	12,452	—	12,452	*
Timothy Kenesey	6,550	—	6,550	*
Jorge Paulo Lemann	3,536,539	22,166	3,558,705	*
Elio Leoni Sceti(2)	94,502	—	94,502	*
Susan Mulder	4,502	—	4,502	*
John C. Pope	39,410	—	39,410	*
Alexandre Van Damme(3)	14,124,924	—	14,124,924	1.2
George Zoghbi	113,724	180,799	294,523	*
Director Nominees
Lori Dickerson Fouché	—	—	—	—
Miguel Patricio	871,763	—	871,763	*
Named Executive Officers (NEOs)
Miguel Patricio	(see above)	(see above)	(see above)	(see above)
Paulo Basilio	70,779	746,313	817,092	*
Carlos Abrams-Rivera	23,799	—	23,799	*
Rafael Oliveira	56,235	163,936	220,171	*
Flavio Torres	9,274	—	9,274	*
Current directors and executive officers as of March 8, 2021 as a group (19 persons)	19,221,920	1,812,730	21,034,650	1.7

*
Less than 1%.

(1)
Includes shares issuable upon settlement of RSUs that will vest within 60 days of March 8, 2021 and pursuant to stock options exercisable within 60 days of March 8, 2021.

(2)
Includes 90,000 shares owned directly by Elma Investments Ltd., which is wholly owned by Elma Trust. Mr. Leoni Sceti is a beneficiary of Elma Trust.

(3)
Includes 14,099,315 shares owned directly by Legacy Participations S.a.r.l. (“Legacy”), a subsidiary of Societe Familiale d’Investissements S.A. (“SFI”), which are pledged to banks as collateral for loans held by SFI for the benefit of Mr. Van Damme. Mr. Van Damme is an indirect beneficial owner of equity interests in Legacy and SFI.

The Kraft Heinz Company 2021 Proxy Statement | 39

Beneficial Ownership of Kraft Heinz Stock

Principal Stockholders
The following table displays information about persons we know were the beneficial owners of more than 5% of our issued and outstanding common stock as of March 8, 2021.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
Berkshire Hathaway(2) 3555 Farnam Street Omaha, Nebraska 68131	325,442,152	26.6%
3G Funds(3) c/o 3G Capital Inc. 600 Third Avenue, 37th Floor New York, New York 10016	215,859,166	17.7%

(1)
Calculated based on 1,223,116,465 shares of our issued and outstanding common stock as of March 8, 2021.

(2)
Based on the Schedule 13G/A filed on February 16, 2021 by Berkshire Hathaway, reporting beneficial ownership by Warren E. Buffett, Berkshire Hathaway, and Benjamin Moore & Co. Retirement Income Plan. Benjamin Moore & Co. is a subsidiary of Berkshire Hathaway, and Mr. Buffett may be deemed to control Berkshire Hathaway. Berkshire Hathaway and Mr. Buffett share dispositive power over 325,442,152 shares. Benjamin Moore & Co. Retirement Income Plan shares voting and dispositive power over 192,666 shares. As a result of the relationships described under Corporate Governance and Board Matters—Related Person Transactions—Shareholders’ Agreement beginning on page 21, Berkshire Hathaway and the 3G Funds may be deemed to be a group for purposes of Section 13(d) of the Exchange Act and therefore may be deemed to hold 541,301,318 shares of Kraft Heinz common stock.

(3)
Based on the Schedule 13G/A filed on February 16, 2021 by (i) 3G Global Food Holdings LP, a Cayman Islands limited partnership, (ii) 3G Global Food Holdings GP LP, a Cayman Islands limited partnership (“3G Global Food Holdings GP”), (iii) 3G Capital Partners II LP, a Cayman Islands limited partnership (“3G Capital Partners II”), (iv) 3G Capital Partners Ltd., a Cayman Islands exempted company (“3G Capital Partners Ltd”), and (v) 3G Capital Partners LP, a Cayman Islands limited partnership (“3G Capital Partners LP” and, together with 3G Global Food Holdings, 3G Global Food Holdings GP, 3G Capital Partners II and 3G Capital Partners LP, the “3G Funds”). The 3G Funds share dispositive power over 215,859,166 shares. As a result of the relationships described under Corporate Governance and Board Matters—Related Person Transactions—Shareholders’ Agreement beginning on page 21, Berkshire Hathaway and the 3G Funds may be deemed to be a group for purposes of Section 13(d) of the Exchange Act and therefore may be deemed to hold 541,301,318 shares of Kraft Heinz common stock.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of Forms 3, 4, and 5 and amendments thereto filed electronically with the SEC by the Reporting Persons with respect to the fiscal year ended December 26, 2020, we believe that all filing requirements were complied with in a timely manner, with exception of one Form 4 for Mr. Oliveira reporting the sale of partial shares resulting from a change of brokerage accounts.
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Proposal 2 – Advisory Vote to Approve Executive Compensation

As required by Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this Proxy Statement. We currently conduct this non-binding vote to approve executive compensation annually, and the next non-binding vote to approve executive compensation will take place at the 2022 Annual Meeting of Stockholders.
As described in detail in the CD&A, our executive compensation programs are designed to attract, retain, and incentivize highly skilled and performance-oriented talent, including our NEOs, who are critical to our success. We believe that our compensation program effectively aligns the interests of employees and stockholders and rewards superior financial and operational performance. Please read Compensation Discussion and Analysis beginning on page 42 and Executive Compensation Tables beginning on page 58 for specific details about our executive compensation programs. Your vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our NEOs described in this Proxy Statement. This vote on NEO compensation is advisory and therefore will not be binding on Kraft Heinz, our Compensation Committee, or our Board. However, our Board and Compensation Committee value our stockholders’ opinions and will evaluate the results of this vote.
At our 2020 Annual Meeting of Stockholders, the compensation of our NEOs was approved by approximately 78% of the votes cast. In 2020, we made changes to our executive compensation program to, among other things, add a three-year relative TSR metric for PSU awards, increase the percentage of performance-based awards in the total mix of awards, and extend vesting periods to three years, which will be effective in 2021. For additional information on these changes, see Corporate Governance and Board Matters—Investor Engagement—2021 Executive Compensation Changes beginning on page 28. Based on this vote as well as input from and discussions with our stockholders, we believe our stockholders support our overall compensation principles, programs, and practices.
We are asking our stockholders to indicate their support for the compensation of our NEOs as described in this Proxy Statement by voting in favor of the following resolution:
“RESOLVED, that Kraft Heinz’s stockholders approve, on an advisory basis, the compensation paid to Kraft Heinz’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders, pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, the Executive Compensation Tables, and related narrative discussion.”
Recommendation
The Board recommends a vote FOR the approval of our NEO compensation as disclosed in this Proxy Statement.
The Kraft Heinz Company 2021 Proxy Statement | 41

Compensation Discussion and Analysis

Compensation Discussion and Analysis Contents
42	2020 Highlights
42	New Strategic Plan
43	Response to COVID-19
43	Financial Results
44	Compensation Structure and Goals
44	Best Practices
44	Program Objectives and 2020 Plans
45	Pay for Performance
46	Key Compensation Changes for 2021
46	CEO Compensation
47	Elements of Executive Officer Compensation Program
47	Elements and Objectives at a Glance
47	Base Salary
48	Annual Cash-Based Performance Bonus Plan (PBP)
52	Bonus Swap Program
53	Equity Awards
54	2020 Cash Retention Bonus
54	2020 New Hire Compensation
55	Benefits and Perquisites
55	Stock Ownership Guidelines
56	Clawback, Anti-Hedging, and Anti-Pledging Policies
56	Impact of Tax and Accounting Policies
57	Compensation Committee Report

Our executive compensation program is designed to complement our strategy and values, attract and retain qualified, world-class talent to lead our business, create sustainable growth, and drive long-term value for our stockholders. This CD&A outlines our compensation philosophy and program and focuses on our NEOs for our 2020 fiscal year:

Miguel Patricio Chief Executive Officer	Paulo Basilio Global Chief Financial Officer	Carlos Abrams-Rivera U.S. Zone President *started February 2, 2020	Rafael Oliveira International Zone President	Flavio Torres Head of Global Operations *started January 1, 2020

2020 Highlights
New Strategic Plan
In February 2020, we implemented a new strategy and initiatives to accelerate the growth of our brands and business at a global scale, which we announced publicly in September 2020. At the core of this new strategy is a new operating model featuring five primary elements:
•
People with Purpose. We believe employees are our most important resource, bringing our strategy to life. In 2020, we restructured our leadership, redeploying top talent and bringing in external expertise where needed, including Flavio Torres, who joined as our Head of Global Operations on January 1, 2020, and Carlos Abrams-Rivera, who joined as our U.S. Zone President on February 2, 2020.

•
Consumer Platforms. We transitioned from managing our portfolio of more than 55 individual categories to six consumer-driven product platforms, created based on groupings of real consumer needs:

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Compensation Discussion and Analysis

Each of the platforms fills a Grow, Energize, or Stabilize role within our portfolio, and we prioritize and invest differentially in our segments/zones according to the opportunities and objectives for each platform.
•
Operations Center. Our new Operations Center is designed to be the key source of fuel for our growth by driving better alignment across Kraft Heinz, streamlining day-to-day processes, and deploying technology and data analytics toward continuous improvement.

•
Partner Program. We aim to develop winning customer partnerships by strengthening existing customer relationships, building new strategic partnerships, and delivering unique consumer insights and solutions.

•
Fuel Our Growth. Our plans to reinvest efficiency gains and apply agile portfolio management are designed to help us fulfill and accelerate our strategy. Our capital priorities remain the same and include investing to accelerate growth and strengthen our long-term market position; continuing to provide stockholders with a strong return of capital, including our ongoing commitment to a strong dividend payout; and reducing net leverage to below 4x on a consistent basis. We aim to exercise agile portfolio management to accelerate our strategic plan, enhance our geographic profile, and sharpen our focus on areas of advantage while maintaining price discipline.

This new strategy, and the metrics we use to measure our success, provide a foundation for our executive compensation program and support our pay for performance philosophy. Our compensation program is designed to ensure that the compensation we pay to our executives is tied to our strong financial performance and the execution of our new strategy, aligning management interests with those of our stockholders.
Response to COVID-19
During 2020, we faced unprecedented challenges as a result of the COVID-19 pandemic and government and consumer responses, which tested our new strategy and long-term financial growth targets. The expertise of our restructured leadership team, the active engagement of our Board, and the efficiency and other initiatives implemented under our new strategy empowered us to respond with agility to the changing needs of consumers and surge in product demand. As a result, for the 2020 fiscal year, we delivered financial results that met or exceeded our financial outlook established at the beginning of the year.
Financial Results

*
Non-GAAP financial measure. These measures are not substitutes for their comparable financial measures prepared in accordance with GAAP and should be viewed in addition to, and not as an alternative for, GAAP results.

For a more detailed discussion of our financial performance, including reconciliations of our non-GAAP measures to the comparable GAAP measures, see pages 41-43 of our 2020 Annual Report.
The Kraft Heinz Company 2021 Proxy Statement | 43

Compensation Discussion and Analysis

Compensation Structure and Goals
Best Practices
What We Do	What We Do NOT Do

Link what we pay our NEOs to our short- and long-term performance

Base pay increases on merit

Maintain stock ownership requirements to align executives’ interests with those of stockholders
Maintain a clawback policy covering both cash and equity

Use double-trigger change in control provisions

Compensation Committee comprised of 100% independent directors
Engage an outside consultant for risk assessment of our executive and broad-based annual compensation programs

Proactively engage with stockholders year-round regarding executive compensation

No excessive risk taking that would threaten the reputation or sustainability of Kraft Heinz

No excise tax gross-ups

No guaranteed salary increases or bonuses
No single-trigger change in control provisions
No short-selling Kraft Heinz securities, transacting in puts, calls, or other derivatives on Kraft Heinz securities or hedging transactions on Kraft Heinz securities without prior approval from the Corporate Secretary
No holding Kraft Heinz securities in a margin account or pledging Kraft Heinz securities as collateral for a loan without advance written notice to the Corporate Secretary

Program Objectives and 2020 Plans
We believe compensation for our executives should be tied to the success of Kraft Heinz to align executives’ interests with the long-term interests of our stockholders. Accordingly, our compensation program has been designed with a view toward linking a significant portion of each NEO’s compensation to his or her individual performance and Kraft Heinz’s performance over both short- and long-term periods. The program has been designed to accomplish the following overall goals:
•
reward financial and operational performance

•
place a significant portion of compensation at risk based on achievement of performance goals

•
align the interests of the NEOs with those of our stockholders

•
attract, retain, and incentivize highly skilled and performance-oriented talent

The Compensation Committee oversees our executive compensation program and plans to ensure that they support our strategy, goals, and stockholder interests. In making 2020 compensation decisions, the Compensation Committee considered a number of factors, including:
•
compensation programs at peer companies

•
Kraft Heinz’s performance over the last three years

•
our financial plan for 2020 to 2024, as part of our growth strategy and long-term outlook

•
payouts from our historical compensation programs

•
methods of aligning executive compensation with stockholder returns

In reviewing our 2020 compensation program, the Compensation Committee took into account payouts from our historical compensation programs, the difficult operating environment of previous years, our transition during 2019, and
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Compensation Discussion and Analysis

our emphasis on pay for performance. For our 2018 fiscal year, our Chief Executive Officer (“CEO”) and certain individuals who were NEOs at that time forfeited (with Compensation Committee approval) their rights to the amounts payable pursuant to our Performance Bonus Plan (“PBP”), and the other individuals who were NEOs at that time received low PBP payouts. Similarly, for our 2019 fiscal year, PBP payouts for the individuals then serving as NEOs were well below target.
In addition, the Compensation Committee believes that the equity incentive grants issued in recent years are not providing the intended retention incentives to our executive officers and long-term alignment with our stockholders’ interests. In particular, a significant portion of the equity compensation awards granted to our NEOs since 2015 consists of stock options that are out of the money, and the PSUs awarded in 2017 and 2018, which are subject to performance metrics based on profitability, are currently not expected to result in any payout.
Taking into consideration alignment with our new enterprise strategy and payouts from our historical compensation programs, we took the following actions for our 2020 fiscal year:
•
reassessed annual PBP financial targets to ensure a challenging, yet achievable, plan that aligns with Kraft Heinz’s and stockholders’ interests

•
ensured performance targets for 2020 performance grants aligned with Kraft Heinz’s long-term strategy and operating goals

We did not make any changes to our 2020 compensation program in response to the COVID-19 pandemic.
Pay for Performance
A majority of our NEO compensation is designed to be “at risk” and dependent on achieving quantitative performance goals. The chart below shows the compensation mix for our CEO and other NEOs, including base salary, annual incentive compensation under the Performance Bonus Plan, and the grant date fair value of equity awards, for 2020.
(1)
Equity award values for Mr. Patricio reflect the pro-rata 2020 value of his sign-on new hire awards granted in August 2019 and annualized over the vesting period of each award (three or four years).

(2)
Equity award values for Mr. Abrams-Rivera reflect the pro-rata 2020 value of his sign-on new hire awards granted in March 2020 and annualized over four years.

The Kraft Heinz Company 2021 Proxy Statement | 45

Compensation Discussion and Analysis

Key Compensation Changes for 2021
We believe the strong link between pay and individual and Company performance is consistent with our strategy and culture of meritocracy and an important part of Kraft Heinz’s long-term success and driving value for our stockholders. Our long-term incentive plans reflect our commitment to our compensation program objectives and provide opportunities for our employees to build greater long-term wealth that can grow as our Company grows.
In 2020, we approved changes to our compensation plan effective in 2021, taking into consideration market practices, alignment with our new enterprise strategy, and feedback we received through stockholder engagement. These changes include:
CEO Compensation
There were no changes to Mr. Patricio’s compensation package from 2019. Mr. Patricio’s compensation remains heavily weighted toward performance-based elements, reflecting the Compensation Committee’s belief that the majority of Mr. Patricio’s compensation should be “at risk” and tied to his individual and Kraft Heinz’s performance. Mr. Patricio’s base salary remained at $1,000,000, and his bonus target award opportunity remained at 300% of his base salary.
In light of Mr. Patricio’s personal commitment and as an additional material inducement to his agreement to be employed by Kraft Heinz, in August 2019, Mr. Patricio received three one-time equity compensation awards. For additional information regarding Mr. Patricio’s personal commitment and these awards, see the Compensation Discussion and Analysis section of our 2019 proxy statement. Mr. Patricio is not eligible to receive additional equity awards until 2023, other than matching RSUs that may be granted to Mr. Patricio through his participation in our Bonus Swap Program. For additional information regarding our Bonus Swap Program, see below under Bonus Swap Program beginning on page 52.
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Compensation Discussion and Analysis

Elements of Executive Officer Compensation Program
Elements and Objectives at a Glance
The primary elements and objectives of our compensation program for our executive officers, including our NEOs, are:
	Element	Description	Primary Objectives
FIXED	Base Salary	Ongoing cash compensation based on the executive officer’s role and responsibilities, individual job performance, experience, and market.	• Recruitment and retention
VARIABLE	Performance Bonus Plan (PBP)	Annual cash incentive with actual cash payouts linked to achievement of annual Kraft Heinz performance targets and individual performance targets.	• Drive top-tier performance • Incentivize and reward performance
	RSUs	Vest based upon continued employment and may be awarded on an annual basis, a standalone basis for merit/retention, or under our Bonus Swap Program as Matching RSUs.	• Recruitment and retention • Drive top-tier performance • Align with stockholders’ interests • Long-term value creation
	PSUs	Linked to achievement of long-term profitability goals and vest subject to continued employment and the achievement of one or more performance objectives.	• Recruitment and retention • Drive top-tier performance • Align with stockholders’ interests • Long-term value creation • Incentivize achievement of specific performance goals
	Stock Options	Generally vest in full after three years based on continued employment.	• Recruitment and retention • Drive top-tier performance • Align with stockholders’ interests • Link realized value entirely to stock appreciation
The Compensation Committee reviews the elements of our compensation program for our NEOs on an annual basis and generally makes changes effective January 1. As part of its review, the Compensation Committee considers market benchmark data, peer practice, scope and responsibility of the NEO’s role, and individual performance.
Base Salary
Base salary is the principal “fixed” element of our executive compensation. The Compensation Committee believes that it is important that each NEO receives a market-competitive base salary that provides an appropriate balance between fixed and “at risk” compensation. The initial base salary of each NEO is established in connection with his or her hiring. While we do not formally benchmark compensation or target compensation levels at any particular percentile, in establishing base salaries, we review and consider market-based survey data for informational purposes.
On occasion, we may review and adjust an executive’s base salary during the course of the year to account for certain factors, including increased responsibilities or changes in role. Mr. Oliveira’s base salary, which is paid in British pounds (£), was increased from the equivalent of  $660,000 to the equivalent of  $740,000 effective February 1, 2020 in connection with the Compensation Committee’s annual base salary review process. The Compensation Committee assessed Mr. Oliveira’s duties as International Zone President and considered related market data provided by management. No other NEO received a base salary increase in 2020.
The Compensation Committee has sole responsibility for the review of Mr. Patricio’s compensation. Mr. Patricio has primary responsibility for the review of the compensation of his direct reports, including the other NEOs, and provides salary recommendations to the Compensation Committee.
The Kraft Heinz Company 2021 Proxy Statement | 47

Compensation Discussion and Analysis

The annualized base salary for each NEO as of December 2020 was:
Name	Base Salary ($)
Mr. Patricio	1,000,000
Mr. Basilio	750,000
Mr. Abrams-Rivera	800,000
Mr. Oliveira	740,000(a)
Mr. Torres	455,000(a)

(a)
Mr. Oliveira is paid in British pounds (£), and Mr. Torres is paid in Brazilian real (R$). The figures in this table reflect the U.S. dollar equivalent of the base salary for each of Mr. Oliveira and Mr. Torres at the time the base salary was established by the Compensation Committee.

We believe that the base salary review process serves our pay-for-performance philosophy, because base pay increases are merit-based and dependent on the NEO’s success and achievement in his or her role or to ensure market parity. In addition, each NEO’s target annual incentive award opportunity is based on a percentage of his or her base salary. Therefore, as NEOs earn merit-based salary increases, their annual incentive award opportunities increase proportionately. For additional information regarding target annual incentive award opportunities, see Annual Cash-Based Performance Bonus Plan—Target Award Opportunity below.
Annual Cash-Based Performance Bonus Plan (PBP)
The PBP is designed to motivate and reward employees who contribute positively toward our near-term business strategy and achieve their annual individual performance objectives. The formula for determining a PBP participant’s annual bonus payout is:
BASE SALARY
For purposes of PBP payout, we calculate base salary by averaging an employee’s annual salary as of the 15th day of each month. For any new hires or changes in salary during the fiscal year, we prorate the base salary amount based upon the duration of the individual’s service or timing of changes. For additional information regarding our NEOs’ base salaries, see above under Base Salary beginning on page 47.
TARGET AWARD OPPORTUNITY
We establish a target award opportunity for each NEO prior to the beginning of each year, or upon his or her hire or establishment of increased responsibilities or changes in role, set as a percentage of the NEO’s annual base salary. For 2020, the target award opportunity for each of our NEOs was:
Name	Target Award Opportunity
Mr. Patricio	300%
Mr. Basilio	250%
Mr. Abrams-Rivera	200%
Mr. Oliveira	225%
Mr. Torres	175%
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Compensation Discussion and Analysis

FINANCIAL MULTIPLIER
The financial multiplier is a percentage multiplier based upon achievement of the Threshold, Target, or Maximum level of the applicable global, zone, or business unit financial performance metric for each executive, including our NEOs. For our 2020 fiscal year, the Compensation Committee chose a single metric, PBP EBITDA, for our global financial performance as well as each zone and business unit. We did not make any changes to our 2020 PBP metrics or results to account for the impacts of the COVID-19 pandemic.
We believe that PBP EBITDA reflects key aspects of our performance, including revenue growth, expense control, and efficient use of capital, while maintaining simplicity in the design and execution of our annual cash-based performance bonus plan. The Compensation Committee believes PBP EBITDA appropriately reflects our focus on successful management of our core operations—growing our business and driving sustained increases in profit—in turn, aligning the interests of our NEOs with those of our stockholders. PBP EBITDA is defined below under Financial Measure beginning on page 50.
Global Performance: Patricio, Basilio, Torres
For employees evaluated based upon our global performance, which includes Mr. Patricio, Mr. Basilio, and Mr. Torres, the 2020 financial multiplier was calculated based upon our global PBP EBITDA.
	Global PBP EBITDA ($ millions)	Financial Multiplier (%)
Threshold	5,400	50
Target	5,700	100
Maximum	5,940	120
Achieved	6,797	120
Based on performance achieved against targets, the Compensation Committee approved a financial multiplier with respect to global performance of 120% for 2020.
U.S. Zone Performance: Abrams-Rivera
For employees evaluated based upon our U.S. Zone performance, which includes Mr. Abrams-Rivera, the total 2020 financial multiplier was calculated based upon a weighted average of 30% of the global PBP EBITDA financial multiplier (as provided above) and 70% of the U.S. Zone PBP EBITDA financial multiplier.
	U.S. Zone PBP EBITDA ($ millions)	Financial Multiplier (%)
Target	4,603	100
Achieved	5,646	120
Based on performance achieved against targets, the Compensation Committee approved a financial multiplier with respect to U.S. Zone performance of 120% for 2020, for a total weighted average financial multiplier of 120%.
International Zone Performance: Oliveira
For employees evaluated based upon our International Zone performance, which includes Mr. Oliveira, the total 2020 financial multiplier was calculated based upon a weighted average of 30% of the global PBP EBITDA financial multiplier (as provided above) and 70% of the International Zone PBP EBITDA financial multiplier.
	International Zone PBP EBITDA ($ millions)	Financial Multiplier (%)
Target	1,021	100
Achieved	1,054*	120

*
Actual Achievement was 117.4%. The Compensation Committee approved an adjusted financial multiplier of 120%, taking into consideration a non-recurring litigation expense that impacted PBP EBITDA.

The Kraft Heinz Company 2021 Proxy Statement | 49

Compensation Discussion and Analysis

Based on performance achieved against targets, the Compensation Committee approved a financial multiplier with respect to International Zone performance of 120% for 2020, for a total weighted average financial multiplier of 120%.
Financial Measure
PBP EBITDA is defined as net income/(loss) from continuing operations before interest expense, other expense/(income), provision for/(benefit from) income taxes, and depreciation and amortization (excluding integration and restructuring expenses); in addition to these adjustments, we exclude foreign currency fluctuations maintaining the rates established in our Annual Operating Plan (“AOP”), the impacts of integration and restructuring expenses, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, equity award compensation expense (excluding integration and restructuring expenses), higher or lower incentive compensation compared with what we established in our AOP, and, due to the highly inflationary environment, the impacts of our Venezuelan subsidiary.
INDIVIDUAL PERFORMANCE SCORE
The foundation of each employee’s individual performance score is our Management by Objectives (“MBO”) process. At the beginning of each year, the Compensation Committee establishes a series of performance goals, or MBOs, that are based upon our corporate strategy, which are then cascaded throughout the organization. First, the Compensation Committee establishes MBOs for our CEO. Then, in consultation with the Compensation Committee, the CEO establishes corresponding MBOs for each of his direct reports, including the NEOs, which are further cascaded down throughout the organization. This cascading process enables us to drive initiatives by aligning individual employee goals throughout the organization.
Each NEO has an MBO comprised of multiple goals or objectives. For each goal, there are one or more Key Performance Indicators (“KPIs”), which are the quantitative or qualitative metrics used to track achievement of the goal.
For 2020, the MBO goals for each of the NEOs and the overall performance ascribed by the Compensation Committee for each NEO based on his or her performance were:
	MBO Goals	Individual Performance Score
Mr. Patricio	• Deliver Kraft Heinz Financial Results. Evaluated based upon Kraft Heinz’s financial performance in net sales and operating free cash flow. • Increase Kraft Heinz’s Financial Efficiency. Evaluated based upon Kraft Heinz’s enterprise strategy, constrained category production in the U.S. zone, and progress toward ESG goals. • Attract and Retain Kraft Heinz Talent. Evaluated based upon the hiring, retention, and engagement of key talent.	104.00%
Mr. Basilio	• Deliver Kraft Heinz Financial Results. Evaluated based upon Kraft Heinz’s financial performance in operating free cash flow and net income. • Increase Kraft Heinz’s Financial Efficiency. Evaluated based upon Kraft Heinz’s enterprise strategy, financial forecasting and reporting, and compliance. • Attract and Retain Kraft Heinz Talent. Evaluated based upon the hiring, retention, and engagement of key talent.	96.25%
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Compensation Discussion and Analysis

	MBO Goals	Individual Performance Score
Mr. Abrams-Rivera	• Deliver Kraft Heinz U.S. Financial Results. Evaluated based upon U.S. net sales, constrained category production, and PBP EBITDA. • Deliver New Projects to Improve the Business. Evaluated based upon people and organization design projects and key enterprise strategy initiatives. • Attract and Retain Kraft Heinz Talent. Evaluated based upon the hiring, retention, and engagement of key talent.	107.00%
Mr. Oliveira	• Deliver Kraft Heinz International Financial Results. Evaluated based upon International net sales and PBP EBITDA. • Deliver New Projects to Improve the Business. Evaluated based upon International growth, foodservice strategic plan, and value market share. • Attract and Retain KHC Talent. Evaluated based upon the hiring, retention, and engagement of key talent.	103.30%
Mr. Torres	• Deliver Kraft Heinz Results. Evaluated based upon Kraft Heinz’s operational cost, constrained category production, and working capital balance. • Deliver New Projects to Improve the Business. Evaluated based upon manufacturing systems and food safety index. • Attract and Retain KHC Talent. Evaluated based upon the hiring, retention, and engagement of key talent.	100.00%
PBP PAYOUT EARNED
In order to ensure proper alignment between the PBP payouts earned by the other NEOs (not including the CEO) and our compensation program goals as set forth above, upon recommendation of the CEO, the Compensation Committee may approve a one-time increase or decrease of up to 20% of the NEO’s PBP payout earned, taking into account special circumstances or performance in the applicable year.
In our 2020 fiscal year, the Compensation Committee approved the following PBP payouts earned for each of our NEOs:
	Base Salary for PBP Payout ($)	Target Award Opportunity (%)	Financial Multiplier (%)	Individual Performance Score (%)	PBP Payout Earned ($)
Mr. Patricio	1,000,000	300	120	104.00	3,744,000
Mr. Basilio	750,000	250	120	96.25	2,165,625
Mr. Abrams-Rivera	733,333	200	120	107.00	2,165,680(a)
Mr. Oliveira(b)	712,500	225	120	103.30	1,989,892
Mr. Torres(b)	435,250	175	120	100.00	913,719

(a)
The Compensation Committee approved a one-time increase of 15% to Mr. Abrams-Rivera’s PBP payout earned to reward him for his efforts related to the implementation of our digital transformation project.

(b)
Mr. Oliveira’s base salary and cash bonus are paid in British pounds (£), and Mr. Torres’s base salary and cash bonus are paid in Brazilian real (R$). The figures in this table reflect the U.S. dollar equivalent of the base salary and PBP payout earned for each of Mr. Oliveira and Mr. Torres at the time PBP payout amounts are approved by the Compensation Committee in January 2021.

The Kraft Heinz Company 2021 Proxy Statement | 51

Compensation Discussion and Analysis

Bonus Swap Program
As part of our commitment to fostering an ownership mentality and driving long-term wealth creation for our employees, and to align employees’ interests with stockholders’ interests and drive stockholder value, we offer certain employees, including our NEOs, the opportunity to participate in a voluntary annual bonus swap program (the “Bonus Swap Program”). Under the Bonus Swap Program, eligible employees can elect to invest a portion of their annual PBP payout earned in shares of our common stock (“Investment Shares”) and leverage that investment through the issuance of matching grants of RSUs (“Matching RSUs”). Matching RSUs vest in full three years from the grant date, subject to the employee’s continued employment with Kraft Heinz and the retention of the Investment Shares as described below.
To participate in the Bonus Swap Program, eligible employees can elect to invest a specified percentage of their calculated net bonus, which is the employee’s PBP payout earned less an amount based on a normalized tax rate (based on country of residence), to purchase Investment Shares. In 2020, eligible employees could choose a swap election percentage of 25% or 50%. The number of Investment Shares purchased is calculated as the product of the calculated net bonus and the swap election percentage, divided by the closing price of our stock on the Bonus Swap effective date:
The number of Matching RSUs a participant receives is calculated as the product of  (i) the participant’s PBP payout earned, (ii) the swap election percentage, and (iii) a multiplier that is associated with the participant’s level in the organization and, for 2020, the swap election percentage, each as established by the Compensation Committee. If a participant sells or otherwise transfers Investment Shares before the related Matching RSUs are vested, he or she will immediately forfeit:
•
if 50% or less of the Investment Shares are sold or transferred, an amount of Matching RSUs and accrued dividend equivalent units (“DEUs”) equal to two times the percentage of Investment Shares sold or transferred

•
if more than 50% of the Investment Shares are sold or transferred, 100% of the Matching RSUs and accrued DEUs

In 2020, our eligible NEOs participated in the Bonus Swap Program as follows, based on 2019 PBP payouts earned:
Name	Investment Amount ($)	Investment Shares (#)	Matching RSUs (#)
Mr. Patricio	108,242	4,152	13,839
Mr. Basilio	234,004	8,976	44,879
Mr. Oliveira	107,877	4,138	22,567
The Compensation Committee believes that the Bonus Swap Program as a whole, and the forfeitability of the Matching RSUs in particular, strongly motivates eligible employees to hold Kraft Heinz common stock for the long-term, further emphasizing a long-term view in creating stockholder value and aligning the interests of employees with those of our stockholders.
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Compensation Discussion and Analysis

Equity Awards
ANNUAL AWARDS
In June 2020, in order to further retain and motivate top talent and align the interests of management with those of our stockholders, we issued RSUs to employees at the Director level and above, including all of our NEOs except Mr. Patricio. These RSUs will vest 50% on the second anniversary of the grant date and 50% on the third anniversary of the grant date. The Compensation Committee believes that RSUs provide a significant retention incentive because the underlying value of the award is tied to our stock price, which also incentivizes long-term performance and provides additional alignment between the NEOs’ interests and those of our stockholders. Additional information about the annual RSU awards is provided in Executive Compensation Tables—Grants of Plan-Based Awards on page 59 and Executive Compensation Tables—Outstanding Equity Awards at Fiscal Year-End beginning on page 60.
Name	Annual RSU Award Target ($)
Mr. Patricio	—
Mr. Basilio	937,500
Mr. Abrams-Rivera	1,000,000
Mr. Oliveira	922,950
Mr. Torres	550,000
MERIT/RETENTION AWARDS
From time to time, we may grant certain one-off equity awards to employees to reward individual performance, promote retention, and further align the employee’s interests with those of stockholders. In 2020, none of our NEOs received option awards, other than Mr. Abrams-Rivera, as part of new hire sign-on awards. In June 2020, we issued PSUs and RSUs to a limited number of employees deemed key to achievement of our long-term goals, including some of our NEOs, in order to place a significant portion of their compensation at risk if performance goals are not achieved.
PSUs
Earned based upon Kraft Heinz’s achievement of PBP EBITDA and cash conversion targets over a performance period from January 2021 through June 2022. In order to promote retention of key talent, to the extent these awards are earned, the PSUs will vest 50% on the second anniversary of the grant date, 25% on the third anniversary of the grant date, and 25% on the fourth anniversary of the grant date, subject to continued employment through each vesting date.
Name	Merit/Retention PSU Award Target ($)
Mr. Patricio	—
Mr. Basilio	—
Mr. Abrams-Rivera	—
Mr. Oliveira	1,000,000
Mr. Torres	—
The Kraft Heinz Company 2021 Proxy Statement | 53

Compensation Discussion and Analysis

RSUs
Vest 50% on the second anniversary of the grant date, 25% on the third anniversary of the grant date, and 25% on the fourth anniversary of the grant date, subject to continued employment through each vesting date.
Name	Merit/Retention RSU Award Target ($)
Mr. Patricio	—
Mr. Basilio	—
Mr. Abrams-Rivera	—
Mr. Oliveira	1,000,000
Mr. Torres	—
For additional information regarding PSU, RSU, and option awards granted to our NEOs, see Executive Compensation Tables—Grants of Plan-Based Awards on page 59 and Executive Compensation Tables—Outstanding Equity Awards at Fiscal Year-End beginning on page 60.
2020 Cash Retention Bonus
In June 2019, the Compensation Committee approved a cash retention bonus plan, which entitled certain executives to receive a one-time payment equal to the executive’s then-current base salary so long as he or she remained employed by Kraft Heinz through June 30, 2020. These bonuses were intended to retain and further incentivize top talent in a time of Company and executive officer transition.
The table below shows the one-time discretionary cash retention bonus amount for each NEO who received a cash retention bonus, which was paid in June 2020:
Name	Cash Retention Bonus Amount ($)
Mr. Basilio	750,000
Mr. Oliveira	587,516(a)

(a)
Mr. Oliveira’s cash retention bonus amount was paid in British pounds (£). The amount shown is based on a 12-month average exchange rate for the 2020 calendar year of  $1 to £0.777.

2020 New Hire Compensation
The Compensation Committee recognizes that equity awards granted outside of our annual and merit/retention awards and cash bonuses awarded outside of our PBP may be necessary or appropriate to attract highly-skilled talent to Kraft Heinz.
TORRES
In connection with the hiring of Mr. Torres in January 2020, he received the following one-time sign-on compensation intended as an inducement for him to join Kraft Heinz:
•
one-time cash hiring bonus equal to $92,593, paid in Brazilian real (R$) and subject to prorated repayment in the event that, within the first two years of his employment, Mr. Torres voluntarily terminates his employment or is terminated for cause

•
sign-on award of 98,620 RSUs, which vest 50% on the second anniversary of grant, 25% on the third anniversary of grant, and 25% on the fourth anniversary of grant

•
sign-on award of 98,620 PSUs at target, with performance goals, a performance period, and other terms and conditions similar to those of our annual PSU awards

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Compensation Discussion and Analysis

ABRAMS-RIVERA
In connection with the hiring of Mr. Abrams-Rivera in February 2020, he received the following one-time sign-on compensation intended to offset compensation otherwise due from his former employer that Mr. Abrams-Rivera forfeited to join Kraft Heinz:
•
one-time cash hiring bonus of  $1,000,000, subject to prorated repayment in the event that, within the first two years of his employment, Mr. Abrams-Rivera voluntarily terminates his employment or is terminated for cause

•
sign-on award of 191,792 RSUs, which vest 50% on the second anniversary of grant, 25% on the third anniversary of grant, and 25% on the fourth anniversary of grant

•
sign-on award of 191,792 PSUs at target, with performance goals, a performance period, and other terms and conditions similar to those of our annual PSU awards

•
sign-on award of stock options to purchase 82,183 shares of common stock, which vest in full on the third anniversary of grant

Benefits and Perquisites
In addition to base salary, our PBP, and long-term incentive equity grants, we provide certain executive benefit programs to our NEOs, including retirement plan contributions, health and welfare insurance benefits, and certain other limited perquisite benefits.
We maintain defined contribution retirement plans to allow employees to save for retirement in a tax-efficient manner. Our eligibility guidelines and contribution levels are the same for all employees, including the NEOs. For 2020, none of our NEOs participated in any defined benefit pension plans, non-qualified deferred compensation plans, or supplemental retirement or executive savings plans.
We also provide health and welfare insurance benefits to employees, including our NEOs, which include life, disability, and health insurance benefit plans. The eligibility guidelines and rates for these plans, and our contribution levels, do not favor our NEOs or other members of senior management over our other employees.
From time to time, we provide limited perquisite benefits, which include, for example, limited tax advisory services, immigration benefits, and reimbursement of certain housing and relocation expenses for business reasons.
For additional information regarding perquisite benefits for our NEOs, see Executive Compensation Tables—Summary Compensation Table on page 58.
Stock Ownership Guidelines
To strengthen alignment of our NEOs’ interests with those of our stockholders, our stock ownership guidelines require our NEOs to hold shares of our common stock in an amount equal to a specified multiple of the NEO’s annual base salary, as follows:
Role	Minimum Ownership		Compliance Period
CEO	• • • • •	5x Base Salary	5 years from appointment to a position subject to the guidelines
Other NEOs	• • •	3x Base Salary
NEOs have five years from the date of their appointment to a position subject to the guidelines to meet the stock ownership requirement. All of our current NEOs have met their ownership requirements. RSUs, unvested restricted stock, common stock held in personal accounts, stock equivalents in savings plans or deferred compensation plans, and DEUs accrued on RSUs (including Matching RSUs) count toward satisfying this ownership requirement. For more details on the stock ownership of our NEOs, see Beneficial Ownership of Kraft Heinz Stock—Directors and Officers beginning on page 39.
The Kraft Heinz Company 2021 Proxy Statement | 55

Compensation Discussion and Analysis

Clawback, Anti-Hedging, and Anti-Pledging Policies
We maintain a clawback policy that applies to our employees (including our NEOs and other executive officers). Under the policy, in certain circumstances, including misconduct, stock options, PSUs, RSUs (including Matching RSUs), payments under the PBP and similar short-term incentive bonus plans, and any proceeds or other benefits an NEO may receive may, at the discretion of the Compensation Committee, be subject to forfeiture and/or repayment to us to the extent required to comply with any requirements imposed under applicable laws or rules. Further, if an NEO receives any amount in excess of what he or she should have received under the terms of any award for any reason (including without limitation by reason of a financial restatement, mistake in calculations, or administrative error), all as determined by the Compensation Committee, then such NEO may be required to promptly repay any such excess amount to us, at the discretion of the Compensation Committee.
Our Insider Trading Policy also limits the timing and types of transactions in Kraft Heinz securities by our employees (including our NEOs and other executive officers). Among other restrictions, the policy prohibits holding Kraft Heinz securities in a margin account or pledging Kraft Heinz securities as collateral for a loan without advance written notice to the Corporate Secretary. In addition, the policy prohibits short-selling Kraft Heinz securities, transacting in puts, calls, or other derivatives on Company securities, or hedging transactions on Kraft Heinz securities without prior approval from the Corporate Secretary.
Impact of Tax and Accounting Policies
When determining total direct compensation packages, the Compensation Committee considers all factors that may have an impact on our financial performance, including tax and accounting rules and regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Following the enactment of the Tax Cuts and Jobs Act of 2017 in December 2017, Section 162(m) of the Code generally limits our ability to deduct compensation paid to “covered employees” (as defined in the Code) to the extent such compensation exceeds $1 million to such employee in any fiscal year.
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Compensation Discussion and Analysis

Compensation Committee Report
The Compensation Committee oversees our compensation programs on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. In reliance on that review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in our Proxy Statement to be filed with the SEC in connection with our Annual Meeting and incorporated by reference in our Annual Report on Form 10-K for the year ended December 26, 2020, which was filed with the SEC on February 17, 2021.
Compensation Committee
João M. Castro-Neves, Chair
Alexandre Behring
Timothy Kenesey
Jorge Paulo Lemann
John C. Pope
The Kraft Heinz Company 2021 Proxy Statement | 57

Executive Compensation Tables

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2)(3) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(5) ($)	Total Compensation ($)
Miguel Patricio Chief Executive Officer	2020	1,000,000	—	360,783	—	3,744,000	—	1,035,348	6,140,131
	2019	500,000	1,000,000	40,746,195	—	360,807	—	690,478	43,297,480
Paulo Basilio Global Chief Financial Officer	2020	750,000	750,000	2,107,510	—	2,165,625	—	622,817	6,395,952
	2019	750,000	—	13,556,182	—	780,000	—	283,212	15,369,394
	2018	750,000	—	16,989,123	—	1,023,000	—	83,699	18,845,822
Carlos Abrams-Rivera U.S. Zone President *started February 2, 2020	2020	723,077	1,000,000	10,326,872	382,151	2,165,680	—	427,331	15,025,111
Rafael Oliveira International Zone President(6)	2020	734,572	587,516	3,473,873	—	1,989,892	—	556,372	7,342,225
	2019	611,467	—	9,836,855	—	389,401	—	251,917	11,089,640
	2018	560,101	—	8,937,536	—	733,854	—	101,918	10,333,408
Flavio Torres Head of Global Operations(7) *started January 1, 2020	2020	328,611	92,593	6,437,638	—	913,719	—	105,450	7,878,011

(1)
The amounts in this column include one-time cash retention bonuses of  $750,000 for Mr. Basilio and $587,516 for Mr. Oliveira and hiring bonuses of  $1,000,000 for Mr. Abrams-Rivera and of  $92,593 for Mr. Torres. For additional information, see Compensation Discussion and Analysis—2020 Cash Retention Bonus on page 54.

(2)
The amounts shown in this column include the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, of  (i) Matching RSUs, (ii) PSUs, and (iii) RSUs. For a discussion of the assumptions made in the valuation of these awards, see Note 11, Employees’ Stock Incentive Plans, of the Notes to Consolidated Financial Statements in Item 8 to our Annual Report on Form 10-K for the year ended December 26, 2020. For a discussion of the terms applicable to the Matching RSUs, PSUs, and RSUs as well as vesting, forfeiture, and other terms, see Compensation Discussion and Analysis—Elements of Executive Officer Compensation Program beginning on page 47.

(3)
As of December 26, 2020, due to the performance of our business, the expected payout of the 2018 PSUs was determined to be zero. Of the amounts shown for 2018, PSUs represent $11,892,369 for Mr. Basilio and $5,946,213 for Mr. Oliveira.

(4)
The 2020 amounts shown in this column reflect compensation earned for 2020 performance under our PBP. The bonuses were paid to each NEO after the end of 2020 in cash or shares of stock pursuant to our Bonus Swap program.

(5)
The following table sets forth a detailed breakdown of the items which compromise “All Other Compensation” for 2020:

Name	Matching Contribution to Kraft Heinz 401(k) ($)	Dividend Equivalents Accrued on all Dividend Eligible RSUs ($)	Basic Life Insurance Coverage ($)	Relocation Expenses ($)	Tax Support and Payments ($)	Total ($)
Mr. Patricio	19,950	1,013,982	1,416	—	—	1,035,348
Mr. Basilio	19,950	601,805	1,062	—	—	622,817
Mr. Abrams-Rivera	19,950	340,217	1,038	66,126(b)	—	427,331
Mr. Oliveira	51,982(a)	488,747	13,168	—	2,475	556,372
Mr. Torres	—	93,988	3,137	—	8,325	105,450

(a)
Reflects a matching contribution to the U.K. contribution scheme, paid in British pounds (£).

(b)
Reflects taxable and nontaxable reimbursement of costs associated with new hire relocation.

(6)
Mr. Oliveira’s base salary, bonus, and certain other compensation are paid in British pounds (£). The amounts shown are based on a 12-month average exchange rate for the 2020 calendar year of  $1 to £0.777.

(7)
Mr. Torres’s base salary, bonus, and certain other compensation are paid in Brazilian real (R$). The amount shown is based on a 12-month average exchange rate for the 2020 calendar year of  $1 to R$5.4.

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Executive Compensation Tables

Grants of Plan-Based Awards
The following table sets forth information regarding the grant of plan-based awards for each of the NEOs in our 2020 fiscal year.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Grant Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Patricio		PBP(1)	105,000	3,000,000	4,140,000
	3/2/2020	Matching RSUs							13,839			360,783
Mr. Basilio		PBP(1)	65,625	1,875,000	2,587,500
	3/2/2020	Matching RSUs							44,879			1,169,996
	6/1/2020	RSUs (annual)							30,819			937,514
Mr. Abrams- Rivera		PBP(2)	15,400	1,466,666	2,023,999
	3/2/2020	RSUs (new hire)							191,792			5,000,017
	3/2/2020	PSUs (new hire)				95,896	191,792	191,792				4,326,828
	6/1/2020	Options (new hire)								82,183	30.42	382,151
	6/1/2020	RSUs (annual)							32,874			1,000,027
Mr. Oliveira		PBP(3)	16,833	1,603,125	2,212,313
	3/2/2020	Matching RSUs							22,567			588,322
	6/1/2020	RSUs (annual)							30,341			922,973
	6/1/2020	RSUs (merit/ retention)							32,874			1,000,027
	6/1/2020	PSUs(4) (merit/ retention)				16,437	32,874	32,874				962,551
Mr. Torres		PBP(1)	26,659	761,688	1,051,129
	6/1/2020	RSUs (annual)							18,081			550,024
	6/1/2020	RSUs (new hire)							98,620			3,000,020
	6/1/2020	PSUs(4) (new hire)				49,310	98,620	98,620				2,887,594

(1)
Payments are based on achievement of individual and financial performance goals. For Mr. Patricio, Mr. Basilio, and Mr. Torres, the 2020 financial multiplier was calculated based upon Global PBP EBITDA, which has a Threshold payout level of 50%, and Maximum payout level of 120%. Threshold amounts also reflect a minimum individual performance score of 7%, while Target amounts reflect an individual performance score of 100%, and Maximum amounts reflect an individual performance score of 115%. Annual incentive award payments were made in cash to each NEO after the end of 2020 based on actual results achieved. Actual amounts earned are reflected in the Summary Compensation Table on page 58.

(2)
Payment is based on achievement of individual and financial performance goals and will receive a weighted average on financial performance of 70% of the U.S. Zone metrics plus 30% of the global metrics as described above. For Mr. Abrams-Rivera, the U.S. Zone PBP financial performance goal is based on U.S. Zone PBP EBITDA, which has a Threshold payout level of 50% and Maximum payout level of 120%. Threshold amounts reflect a minimum financial multiplier of 15% and minimum individual performance score of 7%, while Target amounts reflect an individual performance score of 100%, and Maximum amounts reflect an individual performance score of 115%. Annual incentive award payments were made in cash to each NEO after the end of 2020 based on actual results achieved. Actual amounts earned are reflected in the Summary Compensation Table on page 58.

(3)
Payment is based on achievement of individual and financial performance goals and will receive a weighted average on financial performance of 70% of the International Zone metrics plus 30% of the global metrics as described above. For Mr. Oliveira, the International Zone PBP financial performance goal is based on International Zone PBP EBITDA, which has a Threshold payout level of 50% and Maximum payout level of 120%. Threshold amounts reflect a minimum financial multiplier of 15% and minimum individual performance score of 7%, while Target amounts reflect an individual performance score of 100%, and Maximum amounts reflect an individual performance score of 115%. Annual incentive award payments were made in cash to each NEO after the end of 2020 based on actual results achieved. Actual amounts earned are reflected in the Summary Compensation Table on page 58.

(4)
Granted under the 2020 Omnibus Incentive Plan. The performance metric was approved by the Compensation Committee on December 1, 2020. The Target number of shares shown in the table reflects the number of shares of common stock that will be earned if each of the performance metrics are achieved at target levels by June 2022. Actual shares awarded will vest 50% on the second anniversary of the grant date, 25% on the third anniversary of the grant date, and 25% on the fourth anniversary of the grant date. Dividends are not earned on the PSUs.

The Kraft Heinz Company 2021 Proxy Statement | 59

Executive Compensation Tables

Outstanding Equity Awards at Fiscal Year End
The following table sets forth each NEO’s outstanding equity awards as of the end of our 2020 fiscal year.
			Option Awards				Stock Awards
Name	Grant Date	Grant Type	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
Mr. Patricio	3/2/2020	Matching RSUs					14,611(2)	511,093
	8/16/2019	RSUs					639,783(3)	22,379,609
	8/16/2019	PSUs							787,092(4)	27,532,478
	8/16/2019	PSUs							200,000(5)	6,996,000
Mr. Basilio	6/1/2020	RSUs					31,601(6)	1,105,403
	3/2/2020	Matching RSUs					47,383(2)	1,657,457
	8/16/2019	RSUs					39,986(7)	1,398,710
	8/16/2019	RSUs					255,913(3)	8,951,837
	8/16/2019	PSUs							236,128(4)	8,259,757
	3/1/2018	RSUs					89,700(8)	3,137,706
	3/1/2018	PSUs							167,439(9)	5,857,016
	3/1/2017	Matching RSUs					19,613(2)	686,063
	3/1/2016	Matching RSUs					9,492(2)	332,030
	8/20/2015	Stock Options	134,681(10)		74.25	8/20/2025
	2/12/2015	Matching Options	41,377(11)		30.46	2/12/2025
	2/14/2014	Matching Options	38,257(12)		22.56	2/14/2024
	7/1/2013	Stock Options	531,998(13)		22.56	7/1/2023
Mr. Abrams- Rivera	6/1/2020	RSUs					33,708(6)	1,179,106
	6/1/2020	Stock Options		82,183(14)	30.42	6/1/2030
	3/2/2020	RSUs					202,495(15)	7,083,275
	3/2/2020	PSUs							191,792(16)	6,708,884
Mr. Oliveira	6/1/2020	RSUs					31,111(6)	1,088,263
	6/1/2020	RSUs					33,708(17)	1,179,106
	6/1/2020	PSUs							32,874(18)	1,149,933
	3/2/2020	Matching RSUs					23,826(2)	833,433
	8/16/2019	Matching RSUs					28,380(2)	992,732
	8/16/2019	RSUs					32,372(7)	1,132,373
	8/16/2019	RSUs					170,609(3)	5,967,903
	8/16/2019	PSUs							157,419(4)	5,506,517
	3/1/2018	RSUs					44,850(8)	1,568,853
	3/1/2018	PSUs							83,720(9)	2,928,526
	3/1/2018	Matching RSUs					7,693(2)	269,101
	3/1/2017	Matching RSUs					3,966(2)	138,731
	3/1/2017	Stock Options		27,344(19)	91.43	3/1/2027
	3/1/2016	Matching RSUs					7,696(2)	269,206
	3/1/2016	Stock Options		32,192(20)	77.66	3/1/2026
	2/12/2015	Matching Options	4,492(11)		30.46	2/12/2025
	2/12/2015	Stock Options	16,419(11)		30.46	2/12/2025
	5/21/2014	Stock Options	110,833(21)		22.56	5/21/2024
Mr. Torres	6/1/2020	RSUs					18,540(6)	648,529
	6/1/2020	RSUs					101,124(17)	3,537,318
	6/1/2020	PSUs							98,620(18)	3,449,728
	8/16/2019	Stock Options		157,419(22)	25.41	8/16/2029

(1)
The market value of the shares that have not vested is based on the closing price of  $34.98 for Kraft Heinz common stock on December 24, 2020, the last trading day of our fiscal year.

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Executive Compensation Tables

(2)
For all Matching RSUs, this total includes dividends that are reinvested at the dividend payment date in additional RSUs that are subject to the same restrictions as the original grant. The Matching RSUs granted on March 1, 2016, March 1, 2017, and March 1, 2018 are scheduled to vest on the fifth anniversary of the grant date. The Matching RSUs granted on August 16, 2019 are scheduled to vest on March 1, 2024. The Matching RSUs granted on March 2, 2020 are scheduled to vest on March 2, 2023

(3)
These awards are scheduled to vest 50% on August 16, 2021, 25% on August 16, 2022, and 25% on August 16, 2023.

(4)
These awards are scheduled to vest 50% on the 2nd anniversary of the grant date, 25% on the 3rd anniversary of the grant date, and 25% on the fourth anniversary of the date of the grant date. Performance results are based upon PBP EBITDA and cash conversion from June 2019 to June 2021.

(5)
These PSUs are scheduled to vest on the third anniversary of the date of grant based on the Company’s stock appreciation target. The stock appreciation metric is defined using the highest average closing price over 30 consecutive trading days during a three-year period from the grant date. The number of PSUs granted and the specific stock appreciation targets follow three specific ranges: (i) 200,000 PSUs if the stock price is between $45 per share and $49.99 per share; (ii) 400,000 shares if the stock price is between $50 per share and $54.99 per share; and (iii) 600,000 shares if the stock price is above $55 per share.

(6)
These awards are scheduled to vest 50% on June 1, 2022 and 50% on August 16, 2023.

(7)
These awards are scheduled to vest 50% on August 16, 2021 and 50% on August 16, 2022.

(8)
100% of these awards are scheduled to vest on March 1, 2023, and the RSU awards are not dividend eligible.

(9)
As of December 26, 2020, due to the performance of our business, the expected payout of the PSUs was determined to be zero. The shares reported in these rows represent potentially issuable shares under the PSU award granted on March 1, 2018, which cliff vest on March 1, 2023. The PSUs represent the right, to the extent not forfeited, to receive a variable number of Kraft Heinz shares based on Kraft Heinz’s actual performance during a defined performance period. If the threshold of the performance goal is achieved by the end of 2020, the participant will receive 80% of the underlying shares. If the threshold for the performance goal is not achieved by the end of 2020, the target and threshold opportunities roll over to 2021 with a 20 percentage point payout penalty. The number of shares reported in these rows is based on threshold performance. Dividend equivalents do not accrue on the PSUs. If the participant is terminated prior to March 1, 2021, he or she will forfeit the entire award. The PSUs will vest as earned on March 1, 2023 provided the awardee also meets certain requirements.

(10)
100% of these awards vested on August 20, 2020.

(11)
100% of these awards vested on February 12, 2020, and they are scheduled to expire on February 12, 2025. Options and exercise price reflect the conversion in connection with the Kraft Heinz Merger.

(12)
100% of these awards vested on February 14, 2019, and they are scheduled to expire on February 14, 2024. Options and exercise price reflect the conversion in connection with the Kraft Heinz Merger.

(13)
100% of these awards vested on July 1, 2018, and they are scheduled to expire on July 1, 2023. Options and exercise price reflect the conversion in connection with the Kraft Heinz Merger.

(14)
100% of the award is scheduled to vest on June 1, 2023.

(15)
These awards are scheduled to vest 50% on March 2, 2022, 25% on March 2, 2023, and 25% on March 2, 2024.

(16)
These awards are scheduled to vest 50% on March 2, 2022, 25% on March 2, 2023, and 25% on March 2, 2024. Performance results are based upon PBP EBITDA and cash conversion from June 2019 to June 2021.

(17)
These awards are scheduled to vest 50% on June 1, 2022, 25% on June 1, 2023, and 25% on June 1, 2024.

(18)
These PSUs are scheduled to vest 50% on the 2nd anniversary of the grant date, 25% on the 3rd anniversary of the grant date, and 25% on the fourth anniversary of the date of the grant date. Performance results are based upon PBP EBITDA and cash conversion from January 2021 to June 2022. 100% of the award is scheduled to vest on March 1, 2022.

(19)
100% of the award is scheduled to vest on March 1, 2022.

(20)
100% of the award is scheduled to vest on March 1, 2021.

(21)
100% of the award vested on May 21, 2019, and they are scheduled to expire on May 21, 2024. Options and exercise price reflect the conversion in connection with the Kraft Heinz Merger.

(22)
100% of the award is scheduled to vest on August 16, 2022, and they are scheduled to expire August 16, 2029.

The Kraft Heinz Company 2021 Proxy Statement | 61

Executive Compensation Tables

Option Exercises and Stock Vested
None of our NEOs exercised any options or had any stock vest during our 2020 fiscal year.
Pension Benefits
None of our NEOs participate in any defined benefit pension arrangements.
Nonqualified Deferred Compensation
None of our NEOs participate in any nonqualified deferred compensation arrangements.
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Executive Compensation Tables

Potential Payments Upon Termination or Change in Control
The table, footnotes, and narratives below reflect the assumption that a hypothetical termination of employment and/or change in control occurred on the last business day of our 2020 fiscal year.
Name	Element	Involuntary Term. without Cause(1) or Term. upon Change in Control ($)	Termination due to Death or Disability(2) ($)	Termination due to Retirement(3) ($)
Mr. Patricio	Salary	1,000,000	—	—
	Bonus	—	3,744,000	3,744,000
	Intrinsic Value of Accelerated Equity	—	22,890,702	—
	Health & Welfare Benefits(4)	15,004	—	—
	Outplacement Assistance	4,000	—	—
	Total	1,019,004	26,634,702	3,744,000
Mr. Basilio	Salary	750,000	—	—
	Bonus	—	2,165,625	2,165,625
	Intrinsic Value of Accelerated Equity	677,262	14,131,500	1,018,093
	Health & Welfare Benefits(4)	15,004	—	—
	Outplacement Assistance	4,000	—	—
	Total	1,446,266	16,297,125	3,183,718
Mr. Abrams-Rivera	Salary	723,077	—	—
	Bonus	—	2,165,680	2,165,680
	Intrinsic Value of Accelerated Equity	—	8,637,135	—
	Health & Welfare Benefits(4)	13,754	—	—
	Outplacement Assistance	4,000	—	—
	Total	740,831	10,802,815	2,165,680
Mr. Oliveira	Salary	734,572	—	—
	Bonus	—	1,989,892	1,989,892
	Intrinsic Value of Accelerated Equity	406,244	11,870,848	677,038
	Health & Welfare Benefits(4)	1,381	—	—
	Outplacement Assistance	1,538	—	—
	Total	1,143,735	13,860,740	2,666,930
Mr. Torres	Salary	328,611	—	—
	Statutory Severance	38,286	—	—
	Bonus	—	913,719	913,719
	Intrinsic Value of Accelerated Equity	502,116	5,692,347	1,506,500
	Health & Welfare Benefits(4)	9,368	—	—
	Outplacement Assistance	—	—	—
	Total	878,381	6,606,066	2,420,219

(1)
No enhanced severance is provided on a termination in connection with a change in control. Kraft Heinz does not have a specified Change in Control Plan for executives, and treatment is determined by the plan agreements and local regulations applicable to each employee. Our Severance Pay Plan generally provides for 12 months of base salary with a signed release of claims. The Severance Pay Plan would also include Company-paid COBRA for U.S.-based employees for the severance period and outplacement services.

(2)
As of the last day of our 2020 fiscal year, in the event of a death or disability:

•
2016, 2017, and 2018 Matching RSUs and stock options; and 2019 and 2020 RSUs (including Matching RSUs) and stock options fully vest; and

•
2018 PSUs and RSUs (excluding Matching RSUs); and 2019 and 2020 PSUs are forfeited.

Amounts reflect the intrinsic value of shares underlying options that would vest, calculated as the difference between $34.98, the closing price of Kraft Heinz common stock on December 24, 2020 (the last trading day of our 2020 fiscal year), and the exercise price of the options.
The Kraft Heinz Company 2021 Proxy Statement | 63

Executive Compensation Tables

(3)
As of the last day of our 2020 fiscal year, in the event of a termination due to retirement:

•
2016 and 2017 RSUs (including Matching RSUs) and stock options; 2018 Matching RSUs and stock options; and 2019 stock options fully vest; and

•
2018 and 2019 PSUs and RSUs (excluding Matching RSUs); and 2020 PSUs, RSUs (including Matching RSUs), and stock options are forfeited.

Amounts reflect the intrinsic value of shares underlying options that would vest, calculated as the difference between $34.98, the closing price of Kraft Heinz common stock on December 24, 2020 (the last trading day of our 2020 fiscal year), and the exercise price of the options.
(4)
Amount reflects 12 months of medical and dental benefit coverage continuation under COBRA, less the executive premium contribution.

Severance Pay Plan
Generally, we provide for severance benefits to our U.S.-based salaried employees, including our U.S.-based NEOs, pursuant to the terms of our U.S. Severance Pay Plan. The severance benefits for non-U.S.-based salaried employees are made pursuant to the local laws and regulations governing the jurisdiction in which the employee works, subject to adjustment at our discretion for employees at certain organizational levels (such benefits, together with our U.S. Severance Pay Plan, our “Severance Pay Plan”).
NEOs are eligible for severance benefits under our Severance Pay Plan upon an involuntary termination of employment, such as job elimination, location closing, or reduction in workforce. NEOs must be willing to provide satisfactory transitional assistance in order to be eligible for severance benefits.
Pursuant to our U.S. Severance Pay Plan, Mr. Patricio, Mr. Basilio, and Mr. Abrams-Rivera would generally be eligible to receive a severance payment equal to 12 months of base salary upon the execution of a release of claims against Kraft Heinz. In addition, the Compensation Committee may, in its sole discretion, authorize payment of additional severance in respect of an employee’s annual bonus opportunity. Although Mr. Torres and Mr. Oliveira are not based in the U.S. and not otherwise covered by our U.S. Severance Pay Plan, the Company has determined that they are eligible to receive the same benefits as our U.S.-based NEOs. Severance payments are generally made in a cash lump sum, but may occasionally be made in periodic payments at Kraft Heinz’s discretion, as soon as administratively feasible after the termination of employment and after the former NEO’s executed release has become irrevocable.
Equity Awards
In April 2020, the Compensation Committee approved the terms of award agreements for equity awards (options, PSUs, Matching RSUs, and RSUs) granted under the 2020 Omnibus Incentive Plan. For all awards issued under these agreements, the award recipient’s termination due to death or disability would result in such awards being fully vested and exercisable, in the case of PSUs to the extent the performance conditions had been satisfied.
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Pay Ratio Disclosure

In accordance with SEC rules, we disclose the annual total compensation of Mr. Patricio, our CEO, and our median employee, as well as the ratio of the annual total compensation of Mr. Patricio relative to the annual total compensation of our median employee. For our 2020 fiscal year:
Annual Total Compensation ($)
Mr. Patricio, our Chief Executive Officer	6,140,131
Our median employee	39,636
Pay ratio estimate	155:1
Methodology
Under SEC rules, we select a methodology for identifying our median employee most appropriate based on our size, organizational structure, and compensation plans, policies, and procedures using our best judgment. To identify our median employee, we examined 2020 base salaries plus target incentive bonuses for our employee population, excluding our Chief Executive Officer, as of December 1, 2020. In accordance with SEC rules, we included all full-time, part-time, temporary, and seasonal employees worldwide. We excluded independent contractors and student interns. We believe the use of base salaries plus target incentive bonus for all employees is a consistently applied compensation measure, because we do not widely distribute annual equity awards to employees and because we believe that this measure reasonably reflects the total annual compensation of our employees. Applying this methodology, we determined that our median employee as of December 1, 2020 was a full-time hourly non-U.S. factory employee.
We calculated annual total compensation in accordance with the disclosure rules and requirements for our NEOs under the Summary Compensation Table on page 58.
As SEC rules allow companies to adopt a variety of methodologies for identifying a median employee and calculating the pay ratio, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their individual employee populations and compensation practices, the pay ratio reported by other companies, including companies in our compensation peer group, may not be comparable to our pay ratio.
The Kraft Heinz Company 2021 Proxy Statement | 65

Proposal 3 – Ratification of the Selection of Independent Auditors

The Audit Committee and the Board are requesting, as a matter of good corporate governance, that stockholders ratify the selection of PwC as our independent auditors for our fiscal year ended December 25, 2021. PwC has served as our independent auditors since 2015 and served as independent auditors to Heinz and its predecessors prior to the Kraft Heinz Merger since 1979. The Audit Committee and the Board of Directors believe that the continued retention of PwC to serve as the Company’s independent auditors is in the best interests of Kraft Heinz and its stockholders.
The Audit Committee has the sole authority to appoint our independent auditors, and the Audit Committee and the Board are not required to take any action as a result of the outcome of the vote on this proposal. However, if our stockholders do not ratify the selection, the Audit Committee may investigate the reasons for our stockholders’ rejection and consider whether to retain PwC or appoint another independent auditor. Furthermore, even if the selection is ratified, the Audit Committee may appoint a different independent auditor if, in its discretion, it determines that such a change would be in our and our stockholders’ best interests.
We expect that representatives of PwC will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders. For additional information about our independent auditors, including our pre-approval policies and PwC’s aggregate fees for 2020 and 2019, see Selection of Independent Auditors, Independent Auditors’ Fees and Services, and Pre-Approval Policy on page 67.
Recommendation
The Board and Audit Committee recommend a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as Kraft Heinz’s independent auditors for 2021.
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Proposal 3 – Ratification of the Selection of Independent Auditors

Selection of Independent Auditors
The Audit Committee is responsible for the appointment, compensation, oversight, retention, and termination of our independent auditors. Pursuant to its charter, the Audit Committee has authority to approve all audit engagement fees to be paid to the independent auditors. The Audit Committee selected PwC, a registered public accounting firm, as our independent auditors for 2021.
Independent Auditors’ Fees and Services
Aggregate fees for professional services rendered by our independent auditors, PwC, for fiscal years 2020 and 2019 are set forth in the table below. All fees include out-of-pocket expenses.
	Fiscal Year Ended
	December 26, 2020	December 28, 2019
PwC Fees	($ thousands)
Audit fees(1)	12,617	13,945
Audit-related fees(2)	1,443	79
Tax fees(3)	1,538	1,730
All other fees(4)	41	9
Total	15,639	15,763

(1)
Audit fees include (a) the audit of our consolidated financial statements, including statutory audits of the financial statements of certain of our affiliates, and (b) the reviews of our unaudited condensed consolidated interim financial statements (quarterly financial statements). The decrease from 2019 to 2020 primarily reflects fewer additional audit procedures performed associated with the procurement investigation, restatement, and impairment of goodwill and intangible assets.

(2)
Audit-related fees include professional services in connection with divestiture activity, accounting consultations, and procedures related to various other audit and special reports.

(3)
Tax fees include professional services in connection with tax compliance and advice.

(4)
All other fees consist principally of software license fees related to research and benchmarking as well as services to support regulatory requirements.

Pre-Approval Policy
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, and other permissible non-audit services. The pre-approval authority details the particular service or category of service that the independent auditors will perform. The Audit Committee’s policy also requires management to report at Audit Committee meetings throughout the year on the actual fees charged by the independent auditors for each category of service. The Audit Committee reviews this policy annually.
During the year, circumstances may arise when it may be necessary to engage the independent auditors for additional services not contemplated in the original pre-approval authority. In those instances, the Audit Committee approves the services before we engage the independent auditors. If pre-approval is needed before a scheduled Audit Committee meeting, the Audit Committee delegated pre-approval authority to its Chair. The Chair must report on such pre-approval decisions at the Committee’s next regular meeting.
During our 2020 fiscal year, the Audit Committee pre-approved all audit and non-audit services provided by the independent auditors.
The Kraft Heinz Company 2021 Proxy Statement | 67

Proposal 3 – Ratification of the Selection of Independent Auditors

Audit Committee Report for the Fiscal Year Ended December 26, 2020
To our Stockholders:
Management has primary responsibility for Kraft Heinz’s financial statements and the reporting process, including the systems of internal control over financial reporting. The role of the Audit Committee of the Kraft Heinz Board of Directors is to oversee Kraft Heinz’s accounting and financial reporting processes and audits of its financial statements. In addition, we assist the Board in its oversight of:
•
The integrity of Kraft Heinz’s financial statements and Kraft Heinz’s accounting and financial reporting processes and systems of internal control over financial reporting and safeguarding the Company’s assets;

•
Kraft Heinz’s compliance with applicable legal and regulatory requirements;

•
Kraft Heinz’s independent auditors’ qualifications, independence, and performance;

•
The performance of Kraft Heinz’s internal auditors and the internal audit function;

•
Kraft Heinz’s financial matters and financial strategy; and

•
Kraft Heinz’s guidelines and policies with respect to risk assessment and risk management.

Our duties include overseeing Kraft Heinz’s management, the internal audit department, and the independent auditors in their performance of the following functions, for which they are responsible:
Management
•
Preparing Kraft Heinz’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP);

•
Establishing and assessing effective financial reporting systems and internal controls and procedures; and

•
Reporting on the effectiveness of Kraft Heinz’s internal control over financial reporting.

Internal Audit Department
•
Independently assessing management’s system of internal controls and procedures; and

•
Reporting on the effectiveness of that system.

Independent Auditors
•
Auditing Kraft Heinz’s financial statements;

•
Issuing an opinion about whether the financial statements conform with U.S. GAAP; and

•
Auditing the effectiveness of Kraft Heinz’s internal control over financial reporting.

Periodically, we meet, both independently and collectively, with management, the internal auditors, and the independent auditors, among other things, to:
•
Discuss the quality of Kraft Heinz’s accounting and financial reporting processes and the adequacy and effectiveness of its internal controls and procedures;

•
Review significant audit findings prepared by each of the independent auditors and internal audit department, together with management’s responses; and

•
Review the overall scope and plans for the current audits by the internal audit department and the independent auditors.

Prior to Kraft Heinz’s filing of its Annual Report on Form 10-K for the year ended December 26, 2020, with the SEC, we also:
•
Reviewed and discussed the audited financial statements with management;

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Proposal 3 – Ratification of the Selection of Independent Auditors

•
Discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

•
Discussed with the independent auditors their evaluation of the accounting principles, practices, and judgments applied by management;

•
Discussed all other items the independent auditors are required to communicate to the Audit Committee in accordance with applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence;

•
Received from the independent auditors the written disclosures and the letter required by the PCAOB describing any relationships with Kraft Heinz that may bear on the independent auditors’ independence; and

•
Discussed with the independent auditors their independence from Kraft Heinz, including reviewing non-audit services and fees to assure compliance with (i) regulations prohibiting the independent auditors from performing specified services that could impair their independence and (ii) Kraft Heinz’s and the Audit Committee’s policies.

Based upon the reports and discussions described in this report and without other independent verification, and subject to the limitations of our role and responsibilities outlined in this report and in our written charter, we recommended to the Board, and the Board approved, that the audited consolidated financial statements be included in Kraft Heinz’s Annual Report on Form 10-K for the year ended December 26, 2020, which was filed with the SEC on February 17, 2021.
Audit Committee
John C. Pope, Chair
Elio Leoni Sceti
Susan Mulder
The Kraft Heinz Company 2021 Proxy Statement | 69

Other Information

Information Regarding the Annual Meeting

When and where is the Annual Meeting?

When	Where	Online Access
Thursday, May 6, 2021 11:00 a.m. Eastern Time	Live via webcast at www.virtualshareholdermeeting.com/KHC2021	Online access will open 30 minutes prior to the start of the Annual Meeting.
We will hold the Annual Meeting on Thursday, May 6, 2021 at 11:00 a.m. Eastern Time via live webcast at www.virtualshareholdermeeting.com/KHC2021. To attend, vote electronically, and submit questions during the meeting, visit www.virtualshareholdermeeting.com/KHC2021 and enter the control number included on your Notice, proxy card, or the instructions that accompanied your proxy materials.
Registered holder	the 16-digit control number included on your Notice or proxy card
Beneficial holder whose Notice or voting instruction form indicates that you may vote those shares at www.proxyvote.com	the 16-digit control number indicated your Notice or instruction form
Other beneficial holder	contact your bank, broker, or other nominee (ideally no less than five days before the Annual Meeting) to obtain a legal proxy
Online access will open 30 minutes prior to the start of the Annual Meeting. For additional information about attending the virtual meeting, see Question 17 below.

Who is entitled to vote at the Annual Meeting?

The Board established March 8, 2021 as the Record Date for the Annual Meeting. Stockholders holding shares of our common stock at the close of business on the Record Date are entitled to:
•
receive Notice

•
attend the Annual Meeting

•
vote on all matters that properly come before the Annual Meeting

As of the close of business on the Record Date, there were 1,223,116,465 shares of our common stock outstanding and entitled to vote. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting.

What are the proposals to be voted on at the Annual Meeting, and how does the Board recommend I vote?

Proposal		Board Recommendation	More Information
1	Election of Directors	FOR all nominees	Page 10
2	Advisory Vote to Approve Executive Compensation	FOR	Page 41
3	Ratification of the Selection of PricewaterhouseCoopers LLP as Our Independent Auditors for 2021	FOR	Page 66
70 | ir.kraftheinzcompany.com

Other Information

How do I vote my shares?

Your vote is important. Even if you plan to attend the live webcast of the Annual Meeting, we encourage you to vote as soon as possible using one of the following methods. Make sure to have your Notice, proxy card, or voting instruction form available and follow the instructions. For additional information on the difference between registered holders and beneficial holders, see Question 6 below.
	Internet	Telephone	Mail	During the Virtual Meeting
	11:59 p.m. Eastern Time on May 5, 2021	11:59 p.m. Eastern Time on May 5, 2021		Before the polls close at the Annual Meeting on Thursday, May 6, 2021
Registered Holders	www.proxyvote.com	Within the United States and Canada, 1-800-690-6903 (toll-free)	Return a properly executed proxy card received before the polls close at the Annual Meeting on Thursday, May 6, 2021	Attend the Annual Meeting at www.virtualshareholdermeeting.com/KHC2021 as provided in Question 17 on page 75, and follow the instructions provided during the Annual Meeting
Beneficial Holders (holders in street name)*	www.proxyvote.com	Within the United States and Canada, 1-800-454-8683 (toll-free)	Return a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank, or other nominee makes available	Attend the Annual Meeting at www.virtualshareholdermeeting.com/KHC2021 as provided in Question 17 on page 75, and follow the instructions provided during the Annual Meeting

*
The availability of Internet and telephone voting may depend on the voting procedures of the organization that holds your shares.

Why am I receiving these proxy materials?

You have received the proxy materials because, as of the Record Date, you directly held, and had the right to vote, shares of Kraft Heinz common stock. In connection with our Board’s solicitation of proxies to be voted at the Annual Meeting, we are providing stockholders entitled to vote at the Annual Meeting with this Proxy Statement, our 2020 Annual Report, and a voting ballot (in the form of a proxy card, voting instruction form, or a unique control number that allows you to vote via the Internet or by phone). We refer to these materials collectively as the “proxy materials.” The proxy materials provide important information about Kraft Heinz and describe the voting procedures and the matters to be voted on at the Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 6, 2021	The Proxy Statement and 2020 Annual Report are available at ir.kraftheinzcompany.com/proxy
The Kraft Heinz Company 2021 Proxy Statement | 71

Other Information

What is the difference between registered holders and beneficial holders?

	How You Hold Your Shares	How You Receive the Proxy Materials	How Your Vote Works
Registered Holders	Shares held directly with our transfer agent, Equiniti Trust Company.	From our transfer agent	Instructs the proxies how to vote your shares
Beneficial Holders (holders in street name)	Shares held indirectly through an account with an institutional or nominee holder of our stock such as a broker or bank who is the record holder of the stock.	From your broker, bank, or other nominee	Instructs your nominee how to vote your shares, and that nominee in turn instructs the proxies how to vote your shares If you hold your shares in an employee benefit plan, see Question 7 below

I am a current or former Kraft or Kraft Heinz employee and have investments in certain retirement plan accounts related to Kraft or Kraft Heinz. Can I vote? If so, how do I vote?

If you are a current or former Kraft or Kraft Heinz employee and have investments in the Kraft Heinz Stock Fund(s) of the Kraft Heinz Savings/Kraft Heinz Union Savings Plans and/or the Kraft Heinz Canada ULC Retirement Savings Plan or you are a participant in the Altria Deferred Profit-Sharing Plan for Hourly Employees, the Altria Deferred Profit-Sharing Plan for Salaried Employees, the Philip Morris International Deferred Profit-Sharing Plan, or the MillerCoors LLC Employees’ Retirement & Savings Plan, you are entitled to vote. Your vote directs the plan(s) trustee(s) how to vote the shares allocated to your account(s). Your proxy card, or control number for voting electronically, includes all shares allocated to these account(s).
In order to direct the trustee(s) how to vote the shares held in your account(s), you must vote these plan shares (whether by Internet, telephone, or mailed proxy card) by 11:59 p.m. Eastern Time on May 3, 2021. If your voting instructions or proxy card are not received by that time, the trustee(s) will vote the shares allocated to your account(s) in the same proportion as the respective plan shares for which voting instructions have been timely received, unless contrary to the Employee Retirement Income Security Act of 1974 (ERISA). Please follow the instructions for registered holders described in Question 4 above to cast your vote. Note, however, that although you may listen to the Annual Meeting via the live webcast, you may not vote any shares you hold in these retirement plan account(s) during the Annual Meeting.

How is Kraft Heinz distributing proxy materials?

We are furnishing proxy materials to our stockholders primarily via “Notice and Access” delivery. On or about March 26, 2021, we mailed to our stockholders (other than those who previously requested email or paper delivery) a Notice containing instructions on how to access the proxy materials via the Internet.
If you receive a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice instructs you on how to access the proxy materials and vote via a secure website. If you received a Notice by mail and would like to receive paper copies of our proxy materials in the mail on a one-time or ongoing basis, free of charge, you may follow the instructions in the Notice for making this request.

SUPPORT OUR SUSTAINABILITY EFFORTS
— CHOOSE ELECTRONIC DELIVERY
We encourage our stockholders to elect to receive future proxy materials electronically by e-mail to support our sustainability efforts. To enroll, use one of the methods at right, and make sure to have your Notice, proxy card, or voting instruction form available.
Registered Holders
By Internet	www.proxyvote.com
By Phone	1-800-579-1639
By Email	sendmaterial@proxyvote.com Send a blank e-mail with your control number in the subject line.
Beneficial Holders
Contact your bank, broker, or other nominee.
72 | ir.kraftheinzcompany.com

Other Information

On or about March 26, 2021, we also emailed and mailed printed copies of our proxy materials to those of our stockholders who previously requested email and paper delivery, respectively.

What is the quorum requirement?

A quorum will be present if a majority of the outstanding shares of our common stock entitled to vote as of the Record Date is represented at the Annual Meeting, either in person or by proxy. Shares of common stock represented in person or by proxy, including abstentions and broker non-votes, will be counted as present for purposes of establishing a quorum. As of the close of business on the Record Date, there were [•] shares of our common stock outstanding and entitled to vote.

What vote is needed to approve each of the proposals?

Proposal	Vote Requirement*	Abstentions	Broker Non-Votes+
1 Election of Directors	Majority♦	No effect	No effect
2 Advisory Vote to Approve Executive Compensation	Majority	No effect	No effect
3 Ratification of the Selection of PricewaterhouseCoopers LLP as Our Independent Auditors for 2021	Majority	No effect	None

*
Of votes cast by stockholders entitled to vote thereon who are present in person or represented by proxy at the Annual Meeting.

+
Broker Non-Votes. As described above in Question 6, if you are a beneficial holder (hold your shares in street name), your vote instructs your broker, bank, or other nominee, as the holder of record, how to vote your shares. If you do not provide voting instructions to your broker, bank, or other nominee, your shares will be counted as present for purposes of establishing a quorum for the Annual Meeting and your nominee will have discretion to vote your shares on routine matters; however, your shares will not be voted on the other (non-routine) matters on the Annual Meeting agenda, resulting in “broker non-votes” with respect to those other (non-routine) matters. Proposal 3 – Ratification of the Selection of PricewaterhouseCoopers LLP as our Independent Auditors for 2021 is the only item on the agenda for the Annual Meeting that is considered routine.

♦
Director Elections. Our By-Laws provide that, to be elected at this Annual Meeting, a director nominee must receive more votes FOR than votes AGAINST. Abstentions and broker non-votes are not considered as votes FOR or votes AGAINST the nominees and will have no effect on the election of directors.

In an uncontested election, our Corporate Governance Guidelines provide if an incumbent director nominated for re-election receives a greater number of votes AGAINST election than votes FOR election, the director must tender his or her resignation offer to the Governance Committee for its consideration. The Governance Committee then recommends to the Board whether to accept the resignation offer. The director will continue to serve until the Board decides whether to accept the resignation offer but will not participate in the Governance Committee’s recommendation or the Board’s action regarding whether to accept the resignation offer. The Board will publicly disclose its decision and rationale within 90 days after certification of the election results.
In contested elections, the voting standard is a plurality of votes cast.
If any director nominee becomes unable or unwilling to serve as a director between the date of this Proxy Statement and the Annual Meeting, which we do not anticipate, the Board may designate a new nominee, and the persons named as proxy holders may vote for the substitute nominee. Alternatively, the Board may reduce the size of the Board.
The Kraft Heinz Company 2021 Proxy Statement | 73

Other Information

May I change or revoke my vote?

Registered Holders	Any subsequent vote you cast will replace your earlier vote. This applies whether you vote by Internet, telephone, mailing a proxy card, or voting electronically during the Annual Meeting	Alternatively, you may revoke your proxy by submitting a written revocation to:
The Kraft Heinz Company Attention: Corporate Secretary 200 East Randolph Street Suite 7600 Chicago, Illinois 60601
Beneficial Holders (holders in street name)	You must contact your broker, bank, or other nominee for specific instructions on how to change or revoke your vote

Who bears the cost of soliciting votes for the Annual Meeting?

This solicitation is made by the Board on behalf of Kraft Heinz. Kraft Heinz bears the cost of soliciting your vote. Our directors, officers, or employees may solicit proxies or votes in person, by telephone, or by electronic communication. They will not receive any additional compensation for these solicitation activities. We have hired Morrow Sodali LLC, 470 West Avenue, Stamford, Connecticut 06902, to distribute and solicit proxies. We will pay Morrow Sodali LLC a fee of  $15,000, plus reasonable expenses, for these services. We may also enlist the help of banks, brokers, and other nominee holders in soliciting proxies for the Annual Meeting from their customers (i.e., beneficial holders) and reimburse those firms for related out-of-pocket expenses.

What is “householding”?

Unless you advised otherwise, if you are a beneficial holder and other residents at your mailing address share the same last name and also own shares of Kraft Heinz common stock in an account at the same broker, bank, or other nominee, your nominee delivered a single Notice or set of proxy materials to your address. This method of delivery is known as householding. Householding reduces the number of mailings you receive, saves on printing and postage costs, and helps the environment. Stockholders who participate in householding continue to receive separate voting instruction cards and control numbers for voting electronically.
If you wish to receive a separate copy of the Notice or proxy materials, now or in the future, you should submit a request as follows and the materials will be delivered promptly:

Broadridge Financial Solutions, Inc. Householding Department 51 Mercedes Way Edgewood, New York 11717	1-866-540-7095

Beneficial holders sharing an address who are receiving multiple copies of the proxy materials and wish to receive a single copy of these materials in the future should contact their broker, bank, or other nominee to make this request.

Are my votes confidential?

Yes. Your votes will not be disclosed to our directors, officers, or employees, except:
•
as necessary to meet applicable legal requirements and to assert or defend claims for or against us;

•
in the case of a contested proxy solicitation;

•
if you provide a comment with your proxy or otherwise communicate your vote to us outside of the normal procedures; or

•
as necessary to allow the inspector of election to certify the results.

74 | ir.kraftheinzcompany.com

Other Information

Who counts the votes?

Broadridge Financial Solutions, Inc. will receive and tabulate the proxies, and a representative of Broadridge Financial Solutions, Inc. will act as the inspector of election and certify the results.

How do I find out the voting results?

We will disclose the final voting results in a Current Report on Form 8-K to be filed with the SEC on or before May 12, 2021. It will be available on our website at ir.kraftheinzcompany.com/sec-filings and on the SEC’s website at www.sec.gov.

How can I attend the Annual Meeting?

To Attend the Annual Meeting
•
Visit the meeting login page at www.virtualshareholdermeeting.com/KHC2021

•
Enter the control number included on your Notice, proxy card, or voting instruction form, or otherwise provided by your bank, broker or other nominee as described below

Registered Holders: You will use the 16-digit control number included on the Notice or proxy card
Beneficial Holders (hold your shares in street name):
o
If your Notice or voting instruction form indicates that you may vote your shares at www.proxyvote.com, you will use the 16-digit control number indicated on your Notice or instruction form

o
Otherwise, you should contact your bank, broker, or other nominee (ideally no less than five days before the Annual Meeting) to obtain a legal proxy

If you have any questions about your control number or how to obtain one, please contact your bank, broker, or other nominee.
Online access will open 30 minutes prior to the start of the Annual Meeting.
You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.
The list of stockholders will be available for inspection by stockholders of record during the Annual Meeting at www.virtualshareholdermeeting.com/KHC2021.

To Listen to the Annual Meeting (without a control number or legal proxy)	Visit www.virtualshareholdermeeting.com/KHC2021 and register as a guest. You will not be able to vote or ask questions during the Annual Meeting.
For Help with Difficulties Accessing the Annual Meeting	Call 1-844-986-0822 (United States) or 1-303-562-9302 (International) for assistance. The technical support phone lines will be available beginning approximately 30 minutes before the Annual Meeting.
The Kraft Heinz Company 2021 Proxy Statement | 75

Other Information

How can I submit questions?

During the Annual Meeting

•
Visit www.virtualshareholdermeeting.com/KHC2021

•
Enter the control number included on your Notice, proxy card, or voting instruction form, or otherwise provided by your bank, broker or other nominee (as described in Question 17 on page 75)

•
Type your question into the “Ask a Question” field and click “Submit”

Only stockholders with a valid control number will be allowed to ask questions. We will try to answer as many stockholder questions as time permits. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to Annual Meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

How can I view the list of stockholders?

Stockholders of record as of the close of business on the Record Date may examine a list of registered stockholders as of the Record Date for any purpose germane to the Annual Meeting for 10 days prior to the Annual Meeting. To inspect the stockholder list before the Annual Meeting, contact our Investor Relations department at ir@kraftheinzcompany.com. You will need the control number included on your Notice, proxy card, or voting instruction form, or otherwise provided by your bank, broker or other nominee (as described in Question 17 above). The stockholder list will also be available to stockholders of record for examination during the Annual Meeting at www.virtualshareholdermeeting.com/KHC2021.
76 | ir.kraftheinzcompany.com

Other Information

Stockholder Proposals
We presently anticipate that the 2022 Annual Meeting of Stockholders will be held on or about May 5, 2022.
		Deadline Date and time by which Kraft Heinz must receive written notice of the nomination or proposal	Additional Requirements
To include a proposal in our 2022 Proxy Statement	Under SEC Rule 14a-8, a stockholder may submit a proposal for possible inclusion in the proxy statement for our 2022 Annual Meeting of Stockholders by delivering written notice to Kraft Heinz at the address below	By the close of business on November 26, 2021	The information required by Rule 14a-8
To nominate a candidate for election as a director or submit a proposal for consideration at our 2022 Annual Meeting of Stockholders	Under our By-Laws, a stockholder may nominate a candidate for election as a director or propose business for consideration at our 2022 Annual Meeting of Stockholders by delivering written notice to Kraft Heinz at the address below
Between the close of business on December 7, 2021 and the close of business on January 6, 2022
We generally must receive written notice no later than 120 days, and no earlier than 150 days, before the first anniversary of the preceding year’s annual meeting. If we change the date of an annual meeting by more than 30 days before or more than 60 days after the date of the previous year’s annual meeting, then we must receive this written notice no later than 120 days, and no earlier than 150 days, before the date of that annual meeting or, if the first public announcement of the date of an annual meeting is less than 120 days prior to the date of such annual meeting, then we must receive this written notice no later than the 10th day following the day on which public announcement of the date of such annual meeting is first made by us.
The information required by our By-Laws, Article II, Section 6(c)
Mail to:
The Kraft Heinz Company Attention: Corporate Secretary 200 East Randolph Street Suite 7600 Chicago, Illinois 60601
Our By-Laws are available on our website as provided under Corporate Governance and Board Matters—Corporate Governance Materials Available on Our Website on page 17. You may also obtain a copy of our By-Laws from our Corporate Secretary by written request to the above address.
The Kraft Heinz Company 2021 Proxy Statement | 77

Other Information

Other Matters
We do not know of any matters, other than those described in this Proxy Statement, that may be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, your proxy gives authority to the persons designated as proxies to vote in accordance with their best judgment. The Chairman of the Annual Meeting may refuse to allow the presentation of a proposal or a nomination for the Board at the Annual Meeting if it is not properly submitted.
78 | ir.kraftheinzcompany.com

LET'S MAKE
LIFE
Delicious
KraftHeinz
ir.kraftheinzcompany.com

KraftHeinz

THE KRAFT HEINZ COMPANY
200 EAST RANDOLPH ST.
SUITE 7600
CHICAGO, IL 60601

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 5, 2021 (other than participants in Kraft Heinz retirement plan accounts). Have your proxy card in hand and follow the instructions to obtain your records and create an electronic voting instruction form.

During The Annual Meeting - Go to **www.virtualshareholdermeeting.com/KHC2021**

You may attend and vote during the Annual Meeting via the Internet. Have your proxy card in hand and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 5, 2021 (other than participants in Kraft Heinz retirement plan accounts). Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided return it in the postage-paid envelope we have provided or to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

KRAFT HEINZ RETIREMENT PLAN ACCOUNTS
All votes by participants in the Kraft Heinz Stock Fund(s) of the Kraft Heinz Savings/Kraft Heinz Union Savings Plans and/or the Kraft Heinz Canada ULC Retirement Savings Plan or the Altria Deferred Profit Sharing Plan for Hourly Employees, the Altria Deferred Profit-Sharing Plan for Salaried Employees, the Philip Morris International Deferred Profit-Sharing Plan, or the MillerCoors LLC Employees' Retirement & Savings Plan must be submitted by Internet, phone, or mail and received by 11:59 p.m. Eastern Time on May 3, 2021.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D35168-Z78960-P48719 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE KRAFT HEINZ COMPANY

Company Proposals

The Board of Directors recommends a vote FOR each of the director nominees listed in Proposal 1.

1. Election of Directors:	For	Against	Abstain
1a. Gregory E. Abel	☐	☐	☐
1b. Alexandre Behring	☐	☐	☐
1c. John T. Cahill	☐	☐	☐
1d. João M. Castro-Neves	☐	☐	☐
1e. Lori Dickerson Fouché	☐	☐	☐
1f. Timothy Kenesey	☐	☐	☐
1g. Elio Leoni Sceti	☐	☐	☐
1h. Susan Mulder	☐	☐	☐
1i. Miguel Patricio	☐	☐	☐
1j. John C. Pope	☐	☐	☐
1k. Alexandre Van Damme	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2 and 3.	For	Against	Abstain
2. Advisory vote to approve executive compensation.	☐	☐	☐
3. Ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for 2021.	☐	☐	☐

The proxies are authorized to vote, in their discretion, on any other matters that may come before the Annual Meeting or any adjournment or postponement thereof.

Support our sustainability efforts by signing up for electronic delivery of future proxy materials at www.proxyvote.com.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

THE KRAFT HEINZ COMPANY
ANNUAL MEETING OF STOCKHOLDERS
Thursday, May 6, 2021
11:00 a.m. Eastern Time

www.virtualshareholdermeeting.com/KHC2021

The Notice of Annual Meeting, 2021 Proxy Statement, and 2020 Annual Report on Form 10-K are available at ir.kraftheinzcompany.com/proxy.

D35169-Z78960-P48719

THE KRAFT HEINZ COMPANY
Annual Meeting of Stockholders
May 6, 2021 11:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders on May 6, 2021 (the "Annual Meeting"). The shares of stock held in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

The proxy, when properly signed, will be voted in the manner specified in the proxy card. However, if the proxy is signed but no choice is specified, the proxy will be voted FOR each of the director nominees listed in Proposal 1 and FOR Proposals 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint Rashida La Lande and Heidi Miller, and each of them, with full power of substitution, to vote the shares on the matters shown on the reverse side of this card and any other matters that may come before the Annual Meeting or any adjournment or postponement thereof. Furthermore, this proxy will be voted in the discretion of the proxies upon such other business or matters as may properly come before the Annual Meeting or any adjournment or postponement thereof (including, if applicable, on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made or for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unable to serve or for good cause will not serve). In addition, if you are a current or former Kraft or Kraft Heinz employee and have investments in the Kraft Heinz Stock Fund(s) of the Kraft Heinz Savings/Kraft Heinz Union Savings Plans and/or the Kraft Heinz Canada ULC Retirement Savings Plan, or you are a participant in the Altria Deferred Profit-Sharing Plan for Hourly Employees, the Altria Deferred Profit-Sharing Plan for Salaried Employees, the Philip Morris International Deferred Profit-Sharing Plan, or the MillerCoors LLC Employees' Retirement & Savings Plan, your vote directs the plan(s) trustee(s) how to vote the shares allocated to your account(s). If your voting instructions are not received by 11:59 p.m. Eastern Time on May 3, 2021, the trustees will vote the shares allocated to your account(s) in the same proportion as the respective plan shares for which voting instructions have been timely received, unless contrary to the Employee Retirement Income Security Act of 1974 (ERISA).

Continued and to be signed on reverse side